As filed with the Securities and Exchange Commission on April 30, 2024

Securities Act File No. 333-276926

1940 Act File No. 811-23932

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2/A

Registration Statement

under

the Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☐
Post-Effective Amendment No.	☐

and/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 1	☐

Pershing Square USA, Ltd.

(Exact Name of Registrant as Specified in Declaration of Trust)

787 Eleventh Avenue, 9th Floor

New York, NY 10019

(Address of Principal Executive Offices)

(212) 813-3700

(Registrant’s Telephone Number, Including Area Code)

Halit Coussin

Pershing Square Capital Management L.P.

787 Eleventh Avenue, 9th Floor

New York, NY 10019

(Name and Address of Agent for Service)

Copies to:

William G. Farrar Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 (212) 558-4000

Kevin T. Hardy

Skadden, Arps, Slate, Meagher & Flom LLP

155 N. Wacker Drive

Chicago, IL 60606

Michael J. Schwartz

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, New York 10001-8602

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 30, 2024

PRELIMINARY PROSPECTUS

$[•]

Pershing Square USA, Ltd.

Common Shares

$[•] per share

The Fund: Pershing Square USA, Ltd., a Delaware statutory trust (the “Fund”), is a newly-organized, non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Objective. The Fund’s investment objective is to preserve capital and seek maximum, long-term capital appreciation commensurate with reasonable risk. For these purposes, risk is defined as the probability of permanent loss of capital, rather than price volatility. There can be no assurance that the Fund’s investment objective will be achieved.

Investment Strategy and Policies. The Fund will seek to achieve its investment objective by investing principally in common stocks its investment adviser, Pershing Square Capital Management, L.P., (“PSCM” or the “Adviser”) believes exhibit significant valuation discrepancies between current trading prices and intrinsic business (or net asset) value, often with a catalyst for value recognition. The Adviser expects that the substantial majority of the Fund’s investment portfolio will be invested in 12 to 20 core long-term holdings in large-capitalization, investment grade, free-cash-flow-generative North American durable growth companies.

The Adviser’s focus on deeply undervalued investments is due to its belief that a well-priced purchase is often one of the most important determinants of the success of an investment. In addition, the Adviser believes that the acquisition of a portfolio of investments, when acquired at a large discount to intrinsic value, provides a margin of safety that can mitigate the likelihood of an overall permanent loss of the Fund’s capital. The Adviser intends to make investments on behalf of the Fund in a manner consistent with the investment strategy it has historically employed. See “Investment Objective and Policies.”

The Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of the portfolio companies in which it invests. In addition, the Adviser seeks to opportunistically utilize hedges to protect the portfolio against specific macroeconomic risks and capitalize on market volatility. The Adviser believes its selective hedging strategy is a superior alternative to a large cash position or a continuous hedging program, both of which can be a significant drag on long-term performance.

As part of the Fund’s investment program, the Adviser intends to concentrate the Fund’s assets in a relatively limited number of investments because the Adviser believes that (i) there are a limited number of attractive investments available in the marketplace at any one time, and (ii) investing in a relatively modest number of attractive investments about which it has detailed knowledge provides a better opportunity to deliver superior risk-adjusted returns when compared with a highly-diversified portfolio of investments it can know less well.

The concentration of the Fund’s investment positions is subject to limitations applicable to the Fund under the 1940 Act and the Fund’s qualification as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986. See “Investment Objective and Policies — Investment Restrictions” and “U.S. Federal Income Tax Considerations.”

Adviser. Pershing Square Capital Management, L.P. serves as the Fund’s Adviser and is responsible for the management of the Fund. The Adviser was formed in December 2003 to serve as the management company of

Pershing Square, L.P. (“PSLP”), a private investment fund organized as a Delaware limited partnership, which commenced investing on January 1, 2004.

PSCM also currently serves as the investment manager of Pershing Square Holdings, Ltd. (“PSH”), a Guernsey-registered closed-ended investment fund which shares are listed on Euronext Amsterdam N.V. and the London Stock Exchange, and Pershing Square International, Ltd. (“PSIL”), a Cayman Islands exempted company, which operates as a private investment fund. PSH, PSLP, and PSIL all have similar investment programs and generally invest side-by-side with one another, subject to certain exceptions. The Adviser also serves as the investment adviser to certain entities known as the “PSVII Funds” that operate collectively as a co-investment vehicle.

The Adviser was established in 2003 and is ultimately controlled by William A. Ackman. Mr. Ackman has more than 31 years of experience in the hedge fund and asset management industry and is a leading proponent of value creation through active corporate engagement. The Adviser comprises a team of eight research and investment professionals, including Mr. Ackman and Ryan Israel, the Adviser’s Chief Investment Officer, and [30] other professionals. As of [●], the Adviser had $[●] billion of assets under management.

Listing. The Fund’s common shares of beneficial interest (the “Common Shares”) are expected to be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “PSUS.”

No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of this offering.

Investing in the Common Shares involves certain risks. See “Risk Factors” beginning on page [38] of this prospectus. You should carefully consider these risks together with all of the other information contained in this prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total(1)
Public Offering Price	$	[●]	$	[●]
Sales Load(2)	$	[●] /[●]%	$	[●] /[●]%
Proceeds, before expenses, to the Fund(3)	$	[●]	$	[●]

(1)

The Fund estimates that it will incur expenses of approximately $[●], or approximately $[●] per Common Share, in connection with this offering. [The Fund has granted the underwriters of this offering (the “Underwriters”) an option to purchase up to [●] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds to the Fund, before expenses, will be $[●], $[●] and $[●], respectively.] See “Underwriting.”

(2)

The Fund will pay an aggregate sales load of $[●], which is [●]% of the aggregate offering price. The aggregate sales load consists of a sales load of $[●] per share ([●]%) in respect of Common Shares sold to institutional investors and a sales load of $[●] per share ([●]%) in respect of Common Shares sold to retail investors. See “Underwriting.”

(3)

The Fund estimates that it will incur expenses of approximately $[●], or approximately $[●] per Common Share, in connection with this offering. The Fund intends to enter into an Expense Support and Conditional

-ii-

Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser pursuant to which the Adviser will pay on behalf of the Fund, or to reimburse the Fund for, the Fund’s organizational expenses (each, an “Expense Payment”). Any Expense Payment by the Adviser shall be subject to repayment by the Fund on a quarterly basis within the three years following the fiscal quarter of the Fund in which the organizational expenses were paid or absorbed if the Fund’s total operating expenses (as defined in the Expense Support Agreement) for the applicable current fiscal quarter, including reimbursement payments made under the Expense Support Agreement, expressed as a percentage of the Fund’s average gross assets during such quarter, are less than [●]%. See “Portfolio Management – Expense Support and Conditional Reimbursement Agreement” for more information.

The Underwriters expect to deliver the Common Shares to purchasers on or about [●], 2024. The order in which the Joint Bookrunners are listed in this prospectus is random.

Joint Bookrunners

Citigroup	UBS Investment Bank	BofA Securities
Jefferies

Prospectus dated [●], 2024

Use of Leverage. While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), $[●] aggregate liquidation preference of preferred shares. The Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities and additional preferred shares if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. Any leveraging strategy will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The use of leverage is subject to numerous risks. When leverage is employed, the Fund’s net asset value per common share (“NAV”) and the market price of the Common Shares will be more volatile than if leverage was not used. The Fund cannot assure you that the use of leverage would result in a higher return on the Common Shares. Any leveraging strategy the Fund may employ may not be successful. See “Use of Leverage.”

***

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund, and retain it for future reference. Additional information about the Fund is available on the SEC’s website at http://www.sec.gov. The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at [●] or call [●] or visit the Fund’s website at [●]. This reference to the website does not incorporate the contents of the website into this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

-iii-

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

iv

-i-

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in the Common Shares, you should be aware that the occurrence of the events described in “Risk Factors” and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

•	the current and future business, operations, financial condition, operating results or prospects of the Fund and those of the issuers of the securities in which the Fund invests;

•	the return or impact of current and future investments;

•

general market conditions and the state of the general economy, including changes in or a slowing of the general economy, inflation risk, risk of recession, risks in respect of shutdowns of the U.S. federal government, a failure to increase the U.S. debt ceiling and risks with respect to the stability of the U.S. banking system;

•	the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing the operations of the Fund or the issuers of securities in which the Fund invests;

•	our ability to deploy any capital raised in this offering;

•	our contractual arrangements and relationships with third parties, including the Adviser, administrator, custodian and transfer agent;

•	the impact of supply chain constraints on the issuers of the securities in which the Fund invests and the global economy;

•	uncertainty surrounding global financial stability;

•

geopolitical tensions and hostilities including with respect to, Taiwan, North Korea, the wars in Ukraine and the Middle East and the potential for such tensions and hostilities to adversely impact the industries and issuers of the securities in which the Fund invests;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

•

the Adviser’s ability to anticipate and identify evolving market expectations with respect to environmental, social and governance matters, including the environmental impacts of our portfolio companies’ supply chain and operations; and

•	the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments.

You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus. Except as required by the federal securities laws, the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

-ii-

The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of Securities Act and Section 21E of the Exchange Act. Our actual operating results and financial condition could differ materially from those implied or expressed in the forward-looking statements or from our historical performance for any reason, including the factors set forth in “Risk Factors” and the other information included in this prospectus.

-iii-

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained elsewhere in this prospectus prior to making an investment in the Fund, especially the information set forth under the headings “Investment Objective and Policies” and “Risk Factors.”

The Fund	Pershing Square USA, Ltd., a Delaware statutory trust, is a newly-organized, non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Throughout this prospectus, we refer to Pershing Square USA, Ltd. as the “Fund” or as “we,” “us,” or “our.”

Common Shares	The Fund’s common shares of beneficial interest, par value $[●] per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this prospectus.

The Offering	The Fund is offering [●] Common Shares at $[●] per share through a group of underwriters (the “Underwriters”) led by Citigroup Global Markets Inc., UBS Securities LLC, BofA Securities, Inc and Jefferies LLC. You must purchase at least 100 Common Shares ($[●]) in order to participate in this offering. [The Fund has granted the Underwriters an option to purchase up to [●] additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any.] See “Underwriting.”

The Fund will bear all costs associated with this offering, however, the Adviser has irrevocably waived the Management Fee (as defined herein) for the first 12 months of the Fund’s operations.

Investment Objective	The Fund’s investment objective is to preserve capital and seek maximum, long-term capital appreciation commensurate with reasonable risk. For these purposes, risk is defined as the probability of permanent loss of capital, rather than price volatility. There can be no assurance that the Fund’s investment objective will be achieved.

Investment Strategy	The Fund will seek to achieve its investment objective by investing principally in common stocks its investment adviser, Pershing Square Capital Management, L.P. (“PSCM” or the “Adviser”), believes exhibit significant valuation discrepancies between current trading prices and intrinsic business (or net asset) value, often with a catalyst for value recognition. The Adviser expects that the substantial majority of the Fund’s investment portfolio will be invested in 12 to 20 core long-term holdings in large-capitalization, investment grade, free-cash-flow-generative North American durable growth companies.

Consistent with the Adviser’s core investment principles and business strategy, it expects to identify high-quality companies that have a number of the characteristics enumerated below. The Adviser will use these criteria and guidelines in evaluating investments, but may make investments in companies that do not meet all of these criteria.

•

Simple, predictable, and free-cash-flow-generative. The Adviser will generally seek to invest in companies with a proven track record of growth and free cash flow generation, and predictable future financial performance that it expects will generate strong, sustainable growth in cash flows over the long term.

•

Formidable barriers to entry. The Adviser will generally seek companies that have long-term sustainable competitive advantages, significant barriers to entry, or “wide moats” around their business, and low risks of disruption due to competition, innovation or new entrants.

•

Limited exposure to extrinsic factors. The Adviser will generally seek investments that are not materially negatively affected by macroeconomic factors, commodity prices, regulatory risks, interest rate volatility and/or cyclical risk.

•	Strong balance sheet. The Adviser will generally seek investments in companies that are conservatively financed relative to their free-cash-flow generation.

•	Minimal capital markets dependency. The Adviser will generally seek investments in companies that are not highly reliant on the capital markets to operate and grow their businesses.

•	Large capitalization. The Adviser will generally seek investments in companies with large enterprise values and significant long-term growth potential.

•	Attractive valuation. The Adviser will generally seek investments in companies at an attractive valuation relative to its view of the company’s long-term intrinsic value.

•	Exceptional management and governance. The Adviser will generally seek investments in companies that have trustworthy, talented, experienced, and highly competent management teams.

The Adviser’s focus on deeply undervalued investments is due to its belief that a well-priced purchase is often one of the most important determinants of the success of an investment. In addition, the Adviser believes that the acquisition of a portfolio of investments, when acquired at a large discount to intrinsic value, provides a margin of safety that can mitigate the likelihood of an overall permanent loss of the Fund’s capital. The Adviser intends to make investments on behalf of the Fund in a manner consistent with the investment strategy it has historically employed.

The Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of the portfolio companies in which it invests. In addition, the Adviser seeks to opportunistically utilize hedges to protect the portfolio against specific macroeconomic risks and capitalize on market volatility. The Adviser generally structures these hedges using asymmetric investments which at cost typically represent a low, single-digit percentage of the Fund’s capital. However, if the identified risk materializes, the value of the hedges could increase significantly such that they represent a greater percentage of the Fund’s capital. Alternatively, profitable hedges may decline in value if the identified risk abates before the Fund has exited the hedge. The Adviser believes its selective hedging strategy is a superior alternative to a large cash position or a continuous hedging program, both of which can be a significant drag on long-term performance.

In seeking to achieve the Fund’s investment objective, the Fund may also invest in other types of investments such as equity securities of foreign issuers; securities convertible into equity; rights, options and warrants; swaps (including equity, foreign exchange, total return, interest rate, index, commodity and credit-default swaps), swaptions and other derivatives; instruments such as futures contracts, foreign currency, forward contracts on stock indices and products, exchange-traded funds (“ETFs”), and any other financial instruments the Adviser believes will achieve the Fund’s investment objective. Debt investments made by the Fund will typically be in money market funds organized in the United States and in U.S. Treasury bills; however, the Fund may also invest in other debt securities, including distressed debt securities of companies in or exiting bankruptcy. The Fund may invest in securities sold pursuant to initial public offerings. Investments in options on financial indices may be used to establish or increase long or short positions or to hedge the Fund’s investments. In order to mitigate market-related downside risk, the Fund may acquire put options, short market indices, baskets of securities and/or purchase credit-default swaps, but is not committed to maintaining market hedges at any time.

The Fund will not make an initial investment in the equity of companies whose securities are not publicly traded (i.e., private equity) but may invest in privately-placed securities of public issuers. Notwithstanding the foregoing, it is possible that, in limited circumstances, public companies in which the Fund has invested may later be taken private and the Fund may make additional investments in the equity or debt of such companies.

The Fund’s allocation among different investment categories is a function of their potential risk and reward compared with available opportunities in the marketplace. Accordingly, the Fund may hold significant cash balances on an ongoing basis.

As part of the Fund’s investment program, the Adviser intends to concentrate the Fund’s assets in a relatively limited number of investments because the Adviser believes that (i) there are a limited number of attractive investments available in the marketplace at any one time, and (ii) investing in a relatively modest number of attractive investments about which it has detailed knowledge provides a better opportunity to deliver superior risk-adjusted returns when compared with a highly-diversified portfolio of investments it can know less well.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by issuers located in the United States. This policy may be changed without shareholder approval; however, you would be notified in writing 60 days in advance of any changes. A company is considered to be located in the United States if (i) it is organized under the laws of a state comprising the United States and has a principal office within the United States; (ii) it derives at least 50% of its total revenues or profits from businesses in the United States or has at least 50% of its assets in the United States; or (iii) its equity securities are traded principally on a stock exchange in the United States. American Depositary Receipts (“ADRs”), Global Depositary Receipts and other types of depositary receipts traded principally on a stock exchange in the United States will count toward the 80% policy.

Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have investment exposure similar to (or address market risk factors associated with) the securities included within that policy. Such derivative instruments will be valued for such purpose in accordance with the requirements of Rule 35d-1 under the 1940 Act.

The concentration of the Fund’s investment positions is subject to limitations applicable to the Fund under the 1940 Act and its qualification as a RIC under Subchapter M of the Code. Pursuant to these restrictions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry, subject to certain exceptions.

The Adviser believes that investments that meet the Fund’s objective are often found in companies undergoing significant changes in strategy, capital structure, corporate governance, management, legal exposure, corporate form, shareholder composition and control, liquidity and financial condition, and in companies that are affected by external changes in the economic and political environment, including changes in the relevant tax code.

The Adviser also believes that investment opportunities that meet the Fund’s objective may at times occur in misunderstood companies, distressed securities, companies in or exiting bankruptcy, spin-offs, rights offerings, liquidations, companies for which litigation is a major asset or liability, under-followed small and mid-capitalization companies and other special situations.

While the Adviser is comfortable making investments in a wide range of industries and asset classes, it generally prefers investments in simple businesses or assets that generate cash flows that can be estimated within a reasonable range over the long term. The Fund is willing to accept a high degree of situational, legal, and/or capital structure complexity in the Fund’s investments if it believes that the resulting complexity allows for a bargain purchase.

The Fund will generally seek to make investments in three broad categories of opportunities: (i) businesses that generate relatively predictable, growing, free cash flows, (ii) businesses or assets that are significantly undervalued and often with a catalyst to realize value, and (iii) mispriced probabilistic securities or investments where the Adviser believes that the market price of a security or other investment under- or over-estimates the probability of a favorable change in interest rates or credit conditions, volatility and movement in markets, exchange rates or commodity prices, the outcome of a legal decision, contract or patent award or such other event that is expected to lead to a significant change in the valuation of such security or investment.

The Adviser may seek to be a catalyst to realize value from an investment by taking an engaged role in effectuating corporate change, either working alone or in conjunction with management and/or other investors, where the Adviser believes the potential for reward justifies the commitment of time, energy and capital. The Adviser believes that these techniques can both accelerate and maximize the realization of value from an investment.

For more than 20 years, the Adviser has accumulated significant experience in engaging with portfolio companies and guiding management teams, boards of directors and other shareholders through strategic and operational changes and restructurings. The Adviser believes that its successful track record and its reputation as a positive catalyst enhance its ability to create substantial long-term value.

The Adviser	PSCM serves as the Fund’s investment adviser and is responsible for the management of the Fund. The Adviser was formed in December 2003 to serve as the management company of Pershing Square, L.P. (“PSLP”), a private investment fund organized as a Delaware limited partnership, which commenced investing on January 1, 2004. PSCM also currently serves as the investment manager of Pershing Square Holdings, Ltd. (“PSH”), a Guernsey-registered closed-ended investment fund which shares are listed on Euronext Amsterdam N.V. and the London Stock Exchange, and Pershing Square International, Ltd. (“PSIL”), a Cayman Islands exempted company, which operates as a private investment fund. PSH, PSLP, and PSIL all have similar investment programs and generally invest side-by-side with one another, subject to certain exceptions. The Adviser also serves as the investment adviser to certain entities known as the “PSVII Funds” that operate collectively as a co-investment vehicle, see “Portfolio Management — Affiliated Funds and Other Accounts.”

The Adviser’s investment strategy involves the purchase of large minority stakes in high-quality, large-capitalization, growth companies during periods when they have underperformed their potential. By working with management teams and boards of directors, the Adviser seeks to assist portfolio companies in which it invests in creating substantial long-term value. As of [●], the Adviser had $[●] billion of assets under management. For information on the long term performance of funds managed by the Adviser, see Appendix A — Supplemental Performance Information of the Affiliated Funds. For a listing of the Adviser’s public company engagements since its inception in 2004, see Appendix B — Public Company Engagements of the Adviser.

The Adviser comprises a team of eight research and investment professionals, including Mr. Ackman and Ryan Israel, the Adviser’s Chief Investment Officer, and [30] other professionals. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is currently a member of the National Futures Association (the “NFA”) and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (a “CPO”). The Adviser is ultimately controlled by William A. Ackman.

Our Competitive Strengths	The Adviser believes that it and the Fund have the following key competitive strengths:

•	Disciplined Investment Strategy

•

Simple, concentrated approach. The Adviser believes that its investment strategy has succeeded due to the inherent simplicity of its concentrated approach to fundamental value investing and the alignment of its organization with this approach.

•

Successful investment idea generation, monitoring and execution. The Adviser has a proven expertise and a long history in sourcing attractive investment ideas, finding unconventional sources of value and executing innovative value-creating transactions.

•

Concentrated, transparent and liquid portfolio. The Adviser expects that the substantial majority of the Fund’s investment portfolio will be invested in 12 to 20 core long-term holdings in large-capitalization, investment grade, free-cash-flow-generative North American durable growth companies. See “Investment Objective and Policies—Investment Strategy and Policies.” The Adviser applies a concentrated, research-intensive, fundamental value investing strategy. Investment concentration and modest portfolio turnover allow the Adviser the time to do extensive research and actively monitor each investment over the course of ownership.

•

Exposure to the Adviser’s asymmetric hedging program. The Adviser seeks to opportunistically utilize hedges to protect the portfolio against specific macroeconomic risks and capitalize on market volatility. The Adviser believes its selective hedging strategy is a superior alternative to a large cash position or a continuous hedging program, both of which can be a significant drag on long-term performance. See Appendix A — Supplemental Performance Information of the Affiliated Funds.

•	Value creation through active corporate engagement. The Adviser may seek to be a catalyst to realize value from an investment by taking an engaged role in effectuating corporate change, either working alone or in conjunction with management and/or other investors, where the Adviser believes the potential for reward justifies the commitment of time, energy and capital. The Adviser believes that these techniques can both accelerate and maximize the realization of value from an investment.

•

Focus on managerial, operating and governance changes as levers to create substantial, enduring and longer-term value. The Adviser may seek investments that may benefit from both structural and operational improvements, the Adviser believes that they offer more opportunities to create value than limited financial restructurings.

•	Track Record of Preserving Capital and Generating Strong Returns with Low Correlation to the Broader Equity Market

•

Proven track record. For more than 20 years, the Adviser has managed portfolios as an engaged investor in large-cap companies. For information on the long term performance of funds managed by the Adviser, see Appendix A — Supplemental Performance Information of the Affiliated Funds. For a listing of the Adviser’s public company engagements since its inception in 2004, see Appendix B — Public Company Engagements of the Adviser.

•

Low correlation to the broader equity market. The Adviser’s investment strategy has exhibited relatively low market correlation (i.e., average returns of the investment strategy were higher than the broader equity market during times in which the returns of the broader equity market declined and similar to the broader equity market during times in which the broader equity market increased).

•	Highly Experienced Investment Team

•	The Adviser is led by a renowned investor. Mr. Ackman works alongside an experienced team and has developed a robust platform to pursue a disciplined investment philosophy.

•

Experienced investment team and robust operations platform. The Adviser’s investment team consists of eight members with an average of [14] years of industry experience, including investment banking or private equity. These investment professionals have exceptional academic and professional backgrounds. Each investment team member plays a material role in the construction and management of the portfolio, which has enabled the Adviser to hire and retain among the best investment professionals.

•

Public positions taken by management team. The Adviser is tenured and has a long history of publicizing its investment rationale and utilizing the media as a medium to enhance transparency and catalyze corporate changes. The Fund believes that the Adviser’s approach of bringing public awareness to its strategies as well as investment themes among existing and prospective holdings is valuable to Common Shareholders.

•	Favorable Structural Features

•	No performance fees. The Fund will not be subject to any performance fees. The Fund believes that this has the potential to meaningfully improve long-term NAV performance.

•	No management fee for first 12 months. The Adviser has irrevocably waived the Management Fee for the first 12 months of the Fund’s operations.

•

Liquidity facilitated by NYSE-listing. Investors in many alternative investment funds own non-traded interests with limited redemption and liquidity features, whereas, the Fund intends to be a publicly traded, NYSE-listed, closed-end fund. The Fund expects that it will have significant liquidity supported by its scale, name recognition and the Adviser’s broad following. The Adviser believes that the Fund has the potential to be one of the largest, if not the largest, listed closed-end funds and expects that the Adviser’s brand-name profile and broad retail following, along with a substantial media following, will drive substantial investor interest and liquidity in the secondary market.

•

Transparent, weekly NAV. Most alternative investment funds publish monthly or quarterly net asset values and often rely on opaque, unobservable and lagging valuations for private assets. The Fund will publish a weekly NAV based on its concentrated, transparent and highly-liquid investment portfolio of publicly traded large-capitalization companies.

•

Favorable capital structure for the Adviser’s strategy. The Fund will have a favorable capital structure to support the strategy of the Adviser. The Fund’s closed-ended structure removes any negative impact from redemptions, lengthens the duration of the capital base available to the Adviser and enhances the Adviser’s ability to successfully execute upon its investment strategy by: (i) providing the Adviser with a longer time horizon to realize value from an investment, as there is reduced need for the Adviser to manage cash for potential redemptions; (ii) facilitating its active corporate and strategic engagements; (iii) expanding the Adviser’s investment universe by allowing it to take meaningful stakes in large-cap companies in a way in which few other investors can, as well as meaningful (and potentially less liquid) stakes in companies with smaller market capitalizations; and (iv) facilitating constructive relationships with companies in which it seeks to invest.

See “Investment Objectives and Policies — Our Competitive Strengths” for additional information.

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed for investors seeking access to the investment acumen of the Adviser as a long-term investment and not as a trading vehicle.

Use of Proceeds and the Initial Portfolio	The Fund intends to invest the net proceeds of this offering in accordance with its investment objective and policies as stated herein.

In order to promptly deploy a portion of the net proceeds from this offering, the Fund is evaluating its ability to acquire at the time of closing of this offering one or more listed equity securities from affiliated funds advised by the Adviser for cash at approximately the then current market price thereof. The 1940 Act restricts transactions with affiliated persons and absent compliance with an applicable exemption from such restriction or other relief permitting such transaction, no such purchase may be completed. In addition, any such purchase would require the approval of the Fund’s Board of Trustees (the “Board”), including a majority of the Fund’s Trustees who are not “interested persons” of the Fund for purposes of Section 2(a)(19) of the 1940 Act. Any purchase of listed equity securities from affiliated funds is subject to the completion of this offering. The Fund may in the future purchase securities from, or sell securities to, affiliated funds advised by the Adviser in accordance with exemptive rules under the 1940 Act.

See “Use of Proceeds and the Initial Portfolio” for additional information.

Use of Leverage	While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares, which will provide greater flexibility under Rule 18f-4 to utilize derivatives. The Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities and additional preferred shares if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The Adviser’s leverage strategy has historically involved accessing a modest amount of low-cost, long-term, covenant-light, investment grade debt. Historically, the Adviser has only agreed to debt incurrence covenants for its funds well above the amount of leverage needed to execute its strategy and has generally not used any margin borrowings for the funds it manages. There can be no assurance that the Fund will in the future be able to borrow money on terms that the Adviser deems favorable.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” if, immediately after the issuance of such senior securities, the Fund would have an asset coverage of less than 300%, calculated as the ratio of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s senior securities (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.

Normally, holders of Common Shares will elect the Trustees of the Fund except that the holders of preferred shares will have the right to elect two Trustees at all times. In accordance with the requirements of the 1940 Act, in the event the Fund failed to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees until the dividends are paid.

The Fund may also use derivatives, including equity options, in order to obtain security-specific non-recourse leverage in an effort to reduce the capital commitment to a specific investment, while potentially enhancing the returns on capital invested in that investment. Furthermore, the Fund may use derivatives, such as equity and credit derivatives and put options, to achieve a synthetic short position in a company or an equity or credit index without exposing the Fund to some of the typical risks of short selling, which include the possibility of unlimited losses and the risks associated with maintaining a stock borrow. In addition, the Fund from time to time may enter into total return swaps, which are equity derivatives with inherent recourse leverage. The Fund generally does not expect to use total return swaps to obtain leverage, but, rather, to manage regulatory, tax, legal or other issues. The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its use of derivatives. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program and to comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).

The use of leverage, if employed, is subject to numerous risks. When leverage is employed, the Fund’s NAV and the return on the Common Shares will be more volatile than if leverage was not used. A reduction in the Fund’s NAV may cause a reduction in the return on the Common Shares. The Fund cannot assure you that the use of leverage would result in a higher return on the Common Shares.

Any leveraging strategy the Fund may employ may not be successful. See “Use of Leverage” and “Risk Factors — Leverage Risk.”

In connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares. The Fund expects to issue all of such preferred shares to the Adviser at a price equal to the liquidation preference of such preferred shares. Pursuant to the terms of the preferred shares and in accordance with the requirements of the 1940 Act, the Adviser, as the holder of the preferred shares, will be entitled to elect two Trustees at all times and in accordance with the requirements of the 1940 Act would become entitled to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid. Any such issuance of preferred shares will be subject to the approval of the Board, including the Trustees who are not “interested persons” of the Fund for purposes of Section 2(a)(19) of the 1940 Act. Under Rule 18f-4, the VaR leverage limits are greater for a closed-end fund that has preferred shares outstanding than for a closed-end fund that does not have preferred shares outstanding. See “Use of Leverage — Derivative Transactions” for more information.

Management of the Fund	Pershing Square Capital Management, L.P. acts as the Adviser pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Adviser is responsible for the management of the Fund and administers the affairs of the Fund to the extent requested by the Board. As compensation for its services, the Fund pays the Adviser a fee, payable quarterly in advance on the first business day of each fiscal quarter, based on the Fund’s NAV on the last day of the previous fiscal quarter equal to 0.50% (or 2.0% on an annualized basis) (the “Management Fee”). In contrast to the Adviser’s current fund offerings, the Adviser will not be entitled to an incentive allocation or any other form of performance fee pursuant to the Investment Management Agreement. The Fund represents the Adviser’s first offering of its investment strategy that is not subject to a performance fee. The Adviser has irrevocably waived the Management Fee for the first 12 months of the Fund’s operations. Amounts waived are not subject to recoupment by the Adviser.

Investment Team	Mr. Ackman, Mr. Israel and each of the other members of the PSCM investment team bring significant investment expertise as well as broad industry networks that encompass a wide array of sectors, industry participants, and intermediaries. Mr. Ackman and the other investment professionals work as a team. Analysts are generalists and work in small teams on every investment in the portfolio. The Adviser believes that each member of the investment team has complementary skills and experience relevant to its strategy, as well as a track record of working together and providing creative solutions for complex transactions, which the Adviser believes represents an important competitive advantage.

The investment team has experience in:

•	sourcing, structuring, and executing on a wide range of investment opportunities;

•	providing constructive strategic and operational guidance to management teams and boards of directors, to drive long-term stockholder value creation;

•

leveraging insights from their substantial investment, financial, operational oversight and governance experience to help optimize the financial condition, operating performance and strategy of a company; and

•	leveraging their extensive network of relationships to augment or complement the senior management team or board of directors of a company.

For additional information about Mr. Ackman and the investment team see “Portfolio Management — Investment Team.”

Distributions	The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute at least the minimum amount necessary to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs. Such treatment requires that the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). The Fund will be subject to tax on any undistributed taxable income or gains, including net capital gain. See “U.S. Federal Income Tax Considerations.” Dividends, if any, are expected to be declared and paid annually. Payments will vary in amount, depending on investment income received and expenses of operation as well as reinvestment activity. The Fund is not a suitable investment for any investor who requires regular dividend income. See “Distributions.”

The Fund reserves the right to change its dividend distribution policy at the discretion of the Board.

Before investing you may want to consult your tax advisor.

Listing and Symbol	The Fund’s Common Shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “PSUS.”

Market Price of Common Shares

Shares of closed-end investment companies frequently trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the Common Shares in the open market will depend not upon the Fund’s net asset value, but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, the Fund’s market price may be adversely affected by investor perceptions regarding closed-end funds during periods of actual or perceived market turmoil. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price. The risk that the Common Shares trade below NAV may be greater for investors who sell their Common Shares in a relatively short period of time after completion of this offering. The Common Shares are designed primarily for long-term investors. You should not view the Fund as a vehicle for short-term trading purposes and you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase. See “Use of Leverage” and “Description of Capital Structure — Common Shares.”

Selected Risk Considerations	Set forth below are certain selected risk considerations applicable to the Fund and an investment in the Common Shares. It is not purported to be complete and the section entitled “Risk Factors” should be reviewed carefully before making any decision to invest in the Common Shares.

No Operating History. The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

Non-Diversified Status. The Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence or adverse developments affecting any single issuer can have a significant adverse impact upon the Fund and the Fund may be more susceptible to greater losses because of these developments.

Investment and Market Discount Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from net asset value. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of this offering. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Closed-End Fund; Liquidity Risk. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have generally experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services.

Investment and Market Risk. An investment in Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, economic, political, social and financial market conditions including the level of confidence in financial institutions and the financial system generally, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity which could also result in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

At any point in time, your Common Shares may be worth less than your original investment.

Not a Complete Investment Program. An investment in the Fund’s Common Shares should not be considered a complete investment program. The Fund is intended for long-term investors seeking capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Common Shareholders should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Leverage Risk. While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue preferred shares as described in this prospectus. The Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities and additional preferred shares if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. The Adviser’s leverage strategy has historically involved accessing a modest amount of low-cost, long-term, covenant-light, investment grade debt. Historically, the Adviser has only agreed to debt incurrence covenants for its funds well above the amount of leverage needed to execute its strategy and has generally not used any margin borrowings for the funds it manages. There can be no assurance that the Fund will be able to utilize leverage on terms that the Adviser deems favorable at any given time. The use of leverage creates an opportunity for increased returns on the Fund’s investment portfolio, but also creates risks for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage and that leverage may increase operating costs, which may reduce total return. The Fund may also be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. The Fund cannot assure you that the use of leverage, if employed, will result in a higher return on the Common Shares. Any leveraging strategy the Fund employs may not be successful.

In connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the

Securities Act, $[●] aggregate liquidation preference of preferred shares. The Fund expects to issue all of such preferred shares to the Adviser at a price equal to the liquidation preference of such preferred shares. Pursuant to the terms of the preferred shares and in accordance with the requirements of the 1940 Act, the Adviser, as the holder of the preferred shares, will be entitled to elect two Trustees at all times and in accordance with the requirements of the 1940 Act would become entitled to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Fund intends to enter into transactions only with counterparties that the Adviser believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). The Fund intends to distribute at least the minimum amount necessary to qualify for such favorable U.S. federal income tax treatment and will be subject to tax on any undistributed taxable income or gains, including net capital gain.

If, for any taxable year, the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (the “IRS”) and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Cybersecurity Risk. As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades, and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Corporate Engagement Risk. The Adviser may pursue active corporate engagement and seek to effectuate corporate, managerial or similar changes with respect to an investment. The costs in time, resources and capital involved in such an investment strategy depend on the circumstances, which are only in part within the Adviser’s control, and may be significant, particularly if litigation against the Fund, the Board and/or the Adviser ensues. In addition, the expenses associated with such an investment strategy, including potential litigation, expenses related to the recruitment and retention of board members, executives and other individuals providing business assistance to the Adviser in connection with such an investment strategy (including, for example, consultants and corporate whistleblowers) or other transactional costs, will be borne by the Fund. Such expenses may reduce returns or result in losses.

Key Personnel. The Adviser is dependent on the services of William A. Ackman and Ryan Israel, the Adviser’s Chief Investment Officer. If the services of Mr. Ackman and Mr. Israel were to become unavailable for any reason, this occurrence could have a material adverse effect on the Fund’s results, financial performance and the trading price of the Fund’s Common Shares. All of the investment decisions of the Fund are made by the investment team, with Mr. Ackman having ultimate decision-making authority for all portfolio positions. Mr. Ackman, Mr. Israel and the investment team also rely on the diligence, skill and network of business contacts of the other professionals employed by the Adviser as well as external advisers and professionals. For a description of the investment team, see “Portfolio Management – The Investment Team.” The investment team will, among other things, evaluate, negotiate, structure and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of Mr. Ackman and Mr. Israel. The departure of Mr. Ackman and Mr. Israel or of a significant number of members of the investment team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Conflicts of Interest Risk. The Adviser and its affiliates engage in competing activities and act in multiple capacities, advising both the Fund, Affiliated Funds and Other Accounts (each as defined herein in “Portfolio Management – Affiliated Funds and Other Accounts”), which creates potential conflicts of interest. When allocating investment opportunities conflicts of interest could arise from the fact that incentive allocations or performance fees might be earned by the Adviser by allocating such opportunities to funds that charge an incentive allocation or other form of performance fee, and not to the Fund, which does not charge an incentive allocation or any other form of performance fee. Conflicts may also arise in connection with pursuing active corporate engagement, where the Adviser may acquire fiduciary duties to its various portfolio companies which could potentially conflict with duties owed to the Fund. See “Conflicts of Interest.”

Anti-Takeover Provisions in the Fund’s Governing Documents	The Fund’s Amended and Restated Declaration of Trust, dated as of [●], and as amended through the date hereof (the “Declaration of Trust”) and the Fund’s Bylaws (the “Bylaws” and together with the Declaration of Trust, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

In addition, as a Delaware statutory trust, the Fund is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”), which automatically applies to listed closed-end funds, such as the Fund. The Control Share Statute provides that an acquirer of shares above a series of voting power thresholds has no voting rights under the Delaware Statutory Trust Act (the “DSTA”) or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders.

These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risk Factors – Anti-Takeover Provisions Risk.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent	[●] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

[●] serves as the Fund’s dividend disbursing agent, transfer agent and registrar with respect to the Common Shares.

[●] serves as the Fund’s administrator. Pursuant to an administration agreement with the Fund, [●] provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [●] Common Shares (representing an aggregate public offering price of $[●]). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues fewer than [●] Common Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	[●]%
Offering expenses borne by the Fund (as a percentage of offering price)(2)	[●]%

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shares
Management fee(3)	[	●]%
Interest payments on borrowed funds(4)	[	●]%
Other expenses(5)	[	●]%
Total annual expenses	[	●]%
Fee waiver(6)	[	●]%
Total annual expenses after fee waiver	[	●]%

(1)

The Fund will pay an aggregate sales load of $[●], which is [●]% of the aggregate offering price. The aggregate sales load consists of a sales load of $[●] per share ([●]%) in respect of Common Shares sold to institutional investors and a sales load of $[●] per share ([●]%) in respect of Common Shares sold to retail investors. See “Underwriting.”

(2)

The Fund estimates that it will incur offering expense of approximately $[●], or approximately $[●] per Common Share, in connection with this offering. The Fund intends to enter into the Expense Support and Agreement with the Adviser pursuant to which the Adviser will pay on behalf of the Fund, or to reimburse the Fund for, the Fund’s organizational expenses (each, an “Expense Payment”). Any Expense Payment by the Adviser shall be subject to repayment by the Fund on a quarterly basis within the three years following the fiscal quarter of the Fund in which the organizational expenses were paid or absorbed if the Fund’s total operating expenses (as defined in the Expense Support Agreement) for the applicable current fiscal quarter, including reimbursement payments made under the Expense Support Agreement, expressed as a percentage of the Fund’s average gross assets during such quarter, are less than [●]%. See “Portfolio Management – Expense Support and Conditional Reimbursement Agreement.”

(3)

As compensation for its services, the Fund pays the Adviser a fee, payable quarterly in advance on the first business day of each fiscal quarter, based on the Fund’s NAV on the last day of the previous fiscal quarter equal to 0.50% (or 2.0% on an annualized basis).

(4)

While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue preferred shares as described in this prospectus. The Fund’s borrowings and use of other forms of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Therefore, the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s borrowings and use of other forms of leverage and variations in market interest rates.

(5)

Other Expenses have been estimated based on estimated asset levels and expenses for the Fund’s first year of operations. Other Expenses includes an estimate of fees and expenses allocated to the Fund. See “Portfolio Management – Allocation of Expenses.”

(6)	The Adviser has irrevocably waived the Management Fee for the first 12 months of the Fund’s operations. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses after fee waiver” of [●]% of the Fund’s NAV in the first year, and “Total annual expenses” of [●]% of the Fund’s NAV in each subsequent year, and (2) a 5% annual return:*

	1 Year			3 Years			5 Years			10 Years
Total Expenses Incurred	$	[	●]	$	[	●]	$	[	●]	$	[	●]

*

The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at NAV.

THE FUND

Pershing Square USA, Ltd. is a newly-organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on November 28, 2023, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history or history of public trading. Its principal office is located at 787 Eleventh Avenue, 9th Floor, New York, New York 10019 and its telephone number is (212) 813-3700.

Pershing Square Capital Management, L.P. serves as the Adviser and is responsible for the management of the Fund.

USE OF PROCEEDS AND THE INITIAL PORTFOLIO

The net proceeds of this offering, before expenses, will be approximately $[●] [($[●] if the Underwriters exercise their option to purchase additional shares in full)]. The foregoing assumes that the Fund will pay an aggregate sales load of $[●], which is [●]% of the aggregate offering price. The aggregate sales load consists of a sales load of $[●] per share ([●]%) in respect of Common Shares sold to institutional investors and a sales load of $[●] per share ([●]%) in respect of Common Shares sold to retail investors. See “Underwriting.” The Adviser has irrevocably waived the Management Fee for the first 12 months of the Fund’s operations.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest all of the net proceeds in accordance with its investment objective and policies within approximately [three months] after the completion of this offering.

In order to promptly deploy a portion of the net proceeds from this offering, the Fund is evaluating its ability to acquire at the time of closing of this offering one or more listed equity securities from affiliated funds advised by the Adviser for cash at approximately the then current market price thereof. The 1940 Act restricts transactions with affiliated persons and absent compliance with an applicable exemption from such restriction or other relief permitting such transaction, no such purchase may be completed. In addition, any such purchase would require the approval of the Board, including a majority of the Fund’s Trustees who are not “interested persons” of the Fund for purposes of Section 2(a)(19) of the 1940 Act. Any purchase of listed equity securities from affiliated funds is subject to the completion of this offering. The Fund may in the future purchase securities from, or sell securities to, affiliated funds advised by the Adviser in accordance with exemptive rules under the 1940 Act.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to preserve capital and seek maximum, long-term capital appreciation commensurate with reasonable risk. For these purposes, risk is defined as the probability of permanent loss of capital, rather than price volatility.

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of Common Shareholders. The Fund cannot ensure investors that it will achieve its investment objective.

Investment Strategy and Policies

The Fund will seek to achieve its investment objective by investing principally in common stocks the Adviser believes exhibit significant valuation discrepancies between current trading prices and intrinsic business (or net asset) value, often with a catalyst for value recognition. The Adviser expects that the substantial majority of the Fund’s investment portfolio will be invested in 12 to 20 core long-term holdings in large-capitalization, investment grade, free-cash-flow-generative North American durable growth companies.

Consistent with the Adviser’s core investment principles and business strategy, it expects to identify high-quality companies that have a number of the characteristics enumerated below. The Adviser will use these criteria and guidelines in evaluating investments, but may make investments in companies that do not meet all of these criteria.

•

Simple, predictable, and free-cash-flow-generative. The Adviser will generally seek to invest in companies with a proven track record of growth and free cash flow generation, and predictable future financial performance that it expects will generate strong, sustainable growth in cash flows over the long term.

•

Formidable barriers to entry. The Adviser will generally seek companies that have long-term sustainable competitive advantages, significant barriers to entry, or “wide moats” around their business, and low risks of disruption due to competition, innovation or new entrants.

•

Limited exposure to extrinsic factors. The Adviser will generally seek investments that are not materially negatively affected by macroeconomic factors, commodity prices, regulatory risks, interest rate volatility and/or cyclical risk.

•	Strong balance sheet. The Adviser will generally seek investments in companies that are conservatively financed relative to their free-cash-flow generation.

•	Minimal capital markets dependency. The Adviser will generally seek investments in companies that are not highly reliant on the capital markets to operate and grow their businesses.

•	Large capitalization. The Adviser will generally seek investments in companies with large enterprise values and significant long-term growth potential.

•	Attractive valuation. The Adviser will generally seek investments in companies at an attractive valuation relative to its view of the company’s long-term intrinsic value.

•	Exceptional management and governance. The Adviser will generally seek investments in companies that have trustworthy, talented, experienced, and highly competent management teams.

The Adviser’s focus on deeply undervalued investments is due to its belief that a well-priced purchase is often one of the most important determinants of the success of an investment. In addition, the Adviser believes that the acquisition of a portfolio of investments, when acquired at a large discount to intrinsic value, provides a margin of safety that can mitigate the likelihood of an overall permanent loss of the Fund’s capital. The Adviser intends to make investments on behalf of the Fund in a manner consistent with the investment strategy it has historically employed.

The Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of the portfolio companies in which it invests. In addition, the Adviser seeks to opportunistically utilize hedges to protect the portfolio against specific macroeconomic risks and capitalize on market volatility. The Adviser generally structures these hedges using asymmetric investments which at cost typically represent a low, single-digit percentage of the Fund’s capital. However, if the identified risk materializes, the value of the hedges could increase significantly such that they represent a greater percentage of the Fund’s capital. Alternatively, profitable hedges may decline in value if the identified risk abates before the Fund has exited the hedge. The Adviser believes its selective hedging strategy is a superior alternative to a large cash position or a continuous hedging program, both of which can be a significant drag on long-term performance.

In seeking to achieve the Fund’s investment objective, the Fund may also invest in other types of investments such as equity securities of foreign issuers; securities convertible into equity; rights, options and warrants; swaps (including equity, foreign exchange, total return, interest rate, index, commodity and credit-default swaps), swaptions and other derivatives; instruments such as futures contracts, foreign currency, forward contracts on stock indices and products, ETFs, and any other financial instruments the Adviser believes will achieve the Fund’s investment objective. Debt investments made by the Fund will typically be in money market funds organized in the United States and in U.S. Treasury bills; however, the Fund may also invest in other debt securities, including distressed debt securities of companies in or exiting bankruptcy. The Fund may invest in securities sold pursuant to initial public offerings. Investments in options on financial indices may be used to establish or increase long or short positions or to hedge the Fund’s investments. In order to mitigate market-related downside risk, the Fund may acquire put options, short market indices, baskets of securities and/or purchase credit-default swaps, but is not committed to maintaining market hedges at any time.

The Fund will not make an initial investment in the equity of companies whose securities are not publicly traded (i.e., private equity) but may invest in privately-placed securities of public issuers. Notwithstanding the foregoing, it is possible that, in limited circumstances, public companies in which the Fund has invested may later be taken private and the Fund may make additional investments in the equity or debt of such companies.

As part of the Fund’s investment program, the Adviser intends to concentrate the Fund’s assets in a relatively limited number of investments because the Adviser believes that (i) there are a limited number of attractive investments available in the marketplace at any one time, and (ii) investing in a relatively modest number of attractive investments about which it has detailed knowledge provides a better opportunity to deliver superior risk-adjusted returns when compared with a highly-diversified portfolio of investments it can know less well.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by issuers located in the United States. This policy may be changed without shareholder approval; however, you would be notified in writing 60 days in advance of any changes. A company is considered to be located in the United States if (i) it is organized under the laws of a state comprising the United States and has a principal office within the United States; (ii) it derives at least 50% of its total revenues or profits from businesses in the United States or has at least 50% of its assets in the United States; or (iii) its equity securities are traded principally on a stock exchange in the United States. ADRs, Global Depositary Receipts and other types of depositary receipts traded principally on a stock exchange in the United States will count toward the 80% policy.

Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have investment exposure similar to (or address market risk factors associated with) the securities and/or markets included within that policy. Such derivative instruments will be valued for such purpose in accordance with the requirements of Rule 35d-1 under the 1940 Act.

The concentration of the Fund’s investment positions is subject to limitations applicable to the Fund under the 1940 Act and its qualification as a RIC under Subchapter M of the Code. Pursuant to these restrictions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry, subject to certain exceptions.

The Adviser believes that investments that meet the Fund’s objective are often found in companies undergoing significant changes in strategy, capital structure, corporate governance, management, legal exposure, corporate form, shareholder composition and control, liquidity and financial condition, and in companies that are affected by external changes in the economic and political environment, including changes in the relevant tax code.

The Adviser also believes that investment opportunities that meet the Fund’s objective may at times occur in misunderstood companies, distressed securities, companies in or exiting bankruptcy, spin-offs, rights offerings, liquidations, companies for which litigation is a major asset or liability, under-followed small and mid-capitalization companies and other special situations.

While the Adviser is comfortable making investments in a wide range of industries and asset classes, it generally prefers investments in simple businesses or assets that generate cash flows that can be estimated within a reasonable range over the long term. The Fund is willing to accept a high degree of situational, legal, and/or capital structure complexity in the Fund’s investments if it believes that the resulting complexity allows for a bargain purchase.

The Fund will generally seek to make investments in three broad categories of opportunities: (i) businesses that generate relatively predictable, growing, free cash flows, (ii) businesses or assets that are significantly undervalued and often with a catalyst to realize value, and (iii) mispriced probabilistic securities or investments where the Adviser believes that the market price of a security or other investment under- or over-estimates the probability of a favorable change in interest rates or credit conditions, volatility and movement in markets, exchange rates or commodity prices, the outcome of a legal decision, contract or patent award or such other event that is expected to lead to a significant change in the valuation of such security or investment.

The Fund’s allocation among different investment categories is a function of their potential risk and reward compared with available opportunities in the marketplace. Accordingly, the Fund may hold significant cash balances on an ongoing basis.

The Adviser may seek to be a catalyst to realize value from an investment by taking an engaged role in effectuating corporate change, either working alone or in conjunction with management and/or other investors, where the Adviser believes the potential for reward justifies the commitment of time, energy and capital. The Adviser believes that these techniques can both accelerate and maximize the realization of value from an investment. For more than 20 years, the Adviser has accumulated significant experience in engaging with portfolio companies and guiding management teams, boards of directors and other shareholders through strategic and operational changes and restructurings. The Adviser believes that its successful track record and its reputation as a positive catalyst enhance its ability to create substantial long-term value.

Our Competitive Strengths

The Adviser believes that it and the Fund have the following key competitive strengths:

Disciplined Investment Strategy

•

Simple, concentrated approach. The Adviser believes that its investment strategy has succeeded due to the inherent simplicity of its concentrated approach to fundamental value investing and the alignment of its organization with this approach. Concentration in a limited number of investments enables it to manage a scalable investment portfolio with a limited number of investment personnel. This strategy allows the Adviser to hire and retain qualified investment professionals as each member of the investment team plays a meaningful role in the construction and management of the portfolio and there are a limited number of investment professionals who share in the economics of the business.

•

Successful investment idea generation, monitoring and execution. The Adviser has a proven expertise and a long history in sourcing attractive investment ideas, finding unconventional sources of value and executing innovative value-creating transactions. Often, the companies it looks at are not viewed by Wall Street as attractive opportunities, as many analysts tend to judge a company and its current share price based on expectations for the next few quarters. Fundamental analysis conducted by the Adviser typically seeks to identify how a business could be more efficiently operated, structured, managed and financed. Additionally, the Adviser has an extensive and flexible investment opportunity set and is not constrained by industry or asset classes.

•

Concentrated, transparent and liquid portfolio. The Adviser expects that the substantial majority of the Fund’s investment portfolio will be invested in 12 to 20 core long-term holdings in large-capitalization, investment grade, free-cash-flow-generative North American durable growth companies. See “— Investment Strategy and Policies.” The Adviser applies a concentrated, research-intensive, fundamental value investing strategy. Investment concentration and modest portfolio turnover allow the Adviser the time to do extensive research and actively monitor each investment over the course of ownership. Given the portfolio’s expected limited turnover and concentration, the Adviser’s investment approach can be successful even in highly competitive market environments in which there are only a limited number of extraordinary investment opportunities. The Adviser is comfortable making investments in a wide range of industries and asset classes, but generally prefers investments in simple businesses or assets that generate cash flows that can be estimated within a reasonable range over the long term, have low sensitivity to macroeconomic factors and low commodity exposure and/or cyclical risk. The Adviser is willing to accept a high degree of situational, legal and/or capital structure complexity in its investments if it believes that the potential for reward justifies it. Investment concentration enables the Adviser to conduct extensive research and actively monitor each investment over the course of its ownership.

•

Exposure to the Adviser’s asymmetric hedging program. The Adviser seeks to opportunistically utilize hedges to protect the portfolio against specific macroeconomic risks and capitalize on market volatility. The Adviser generally structures these hedges using asymmetric investments which at cost typically represent a low, single-digit percentage of the Fund’s capital. However, if the identified risk materializes, the value of the hedges could increase significantly such that they represent a greater percentage of the Fund’s capital. Alternatively, profitable hedges may decline in value if the identified risk abates before the Fund has exited the hedge. The Adviser believes its selective hedging strategy is a superior alternative to a large cash position or a continuous hedging program, both of which can be a significant drag on long-term performance. Asymmetric macroeconomic hedges can often become valuable when equity markets are dislocated, enabling the Fund to increase its exposure to high-quality business at deeply discounted valuations. In addition to conventional top-down macroeconomic research, the Adviser is well-positioned to leverage fundamental perspectives from individual companies. The Adviser believes individual company research can yield variant macroeconomic insights and is therefore highly synergistic with the Adviser’s core equity strategy, which has a coverage universe spanning the vast majority of S&P 500 companies. The Adviser has deep experience investing in asymmetric hedges and derivatives across interest rates, currency, commodities, credit and equities. See Appendix A — Supplemental Performance Information of the Affiliated Funds.

•

Value creation through corporate engagement. The Adviser may seek to be a catalyst to realize value from an investment by taking an engaged role in effectuating corporate change, either working alone or in conjunction with management and/or other investors, where the Adviser believes the potential for reward justifies the commitment of time, energy and capital. The Adviser believes that these techniques can both accelerate and maximize the realization of value from an investment. For more than 20 years, the Adviser has accumulated significant experience in engaging with portfolio companies and guiding management teams, boards of directors and other shareholders through strategic and operational changes and restructurings. The Adviser believes that its successful track record and its reputation as a positive catalyst enhance its ability to create substantial long-term value.

•

Focus on managerial, operating and governance changes as levers to create substantial, enduring and longer-term value. The Adviser may seek investments that may benefit from both structural and operational improvements, the Adviser believes that they offer more opportunities to create value than limited financial restructurings. The Adviser’s focus on board engagements and oversight to catalyze management, operational and/or governance changes has enabled it to earn attractive returns over longer holding periods. With reduced turnover in the portfolio, the Adviser can better understand its investments and reduce frictional costs. The Fund believes that the Adviser’s reputational equity is also enhanced because as a longer-term investor, its recommendations for corporate change are then more welcomed by the companies in which the Fund invests and the major shareholders who own them. Longer-term investing in high-quality businesses is also more scalable. Once the Adviser is in a position of influence and invested in a high-quality business run by able management who manages the business well and allocates free cash flow intelligently, absent excessive overvaluation or a substantially better use of capital, the Adviser believes that there are few good reasons to sell.

Track Record of Preserving Capital and Generating Strong Returns with Low Correlation to the Broader Equity Market

•

Proven track record. For more than 20 years, the Adviser has managed portfolios as an engaged investor in large-cap companies. For information on the long term performance of funds managed by the Adviser, see “Appendix A – Supplemental Performance Information of the Affiliated Funds.” For a listing of the Adviser’s public company engagements since its inception in 2004, see “Appendix B — Public Company Engagements of the Adviser”

•

Low correlation to the broader equity market. The Adviser’s investment strategy has exhibited relatively low market correlation (i.e., the average returns of its investment strategy were higher than the broader equity market during times in which the returns of the broader equity market declined and similar to the broader equity market during times in which the broader equity market increased).

Highly Experienced Investment Team

•

The Adviser is led by a renowned investor. Mr. Ackman founded the Adviser in 2003 and is principally responsible for the Adviser’s investment policies and implementation. He works alongside an experienced team and has developed a robust platform to pursue a disciplined investment philosophy. The Adviser’s investment team engages in a deep diligence process in evaluating its investments. The Adviser seeks to create a portfolio of investments in companies with strong business fundamentals to minimize potential downside risks. Mr. Ackman has more than 31 years of experience in the hedge fund and asset management industry and is a leading proponent of value creation through active corporate engagement. Prior to forming the Adviser, Mr. Ackman co-founded Gotham Partners Management Co., LLC, an investment adviser that managed public and private equity hedge fund portfolios. Mr. Ackman’s present board memberships include Howard Hughes Holdings Inc. and Universal Music Group, N.V. (“UMG”). Mr. Ackman also serves as the Chairman and Chief Executive Officer of Pershing Square SPARC Holdings, Ltd. (“SPARC”). The Fund believes that the Adviser’s long track record of collaborating with management, boards and shareholders and history of creating shareholder value has built credibility and increases the probability of future success. The Adviser’s franchise built over the years has also led to an increase in “in-bound” opportunities, where the Adviser is presented with unsolicited investment opportunities.

•

Experienced investment team and robust operations platform. The Adviser’s investment team consists of eight members with an average of [14] years of industry experience, including investment banking or private equity. These investment professionals have exceptional academic and professional backgrounds. Each investment team member plays a material role in the construction and management of the portfolio, which has enabled the Adviser to hire and retain among the best investment professionals. The investment team is also supported by [30] professionals who focus on all operational aspects of fund management, including finance, legal and compliance, technology and investor relations. See “Portfolio Management – The Adviser” below for further information on the investment team.

•

Public positions taken by management team. The Adviser is tenured and has a long history of publicizing its investment rationale and utilizing the media as a medium to enhance transparency and catalyze corporate changes. The Fund believes that the Adviser’s approach of bringing public awareness to its strategies as well as investment themes among existing and prospective holdings is valuable to Common Shareholders. Additionally, regulatory requirements result in the Fund’s holdings being publicly disclosed periodically providing a high degree of transparency about the portfolio. Given that the majority of the Fund’s portfolio will generally consist of highly-liquid, publicly traded large-capitalization companies generally with North American headquartered operations, the market value of the Fund’s underlying investments is generally expected to be based on readily available and reliable market data.

•

Extensive Capital Markets Experience. The Adviser has been advising companies that are active in the public capital markets since the 2014 initial public offering of PSH. More recently, the Adviser has assisted PSH in executing a series of debt financing transactions. In July 2020, Pershing Square Tontine Holdings, Ltd., a special purpose acquisition company co-sponsored by an affiliate of the Adviser, completed its $4 billion initial public offering and listed on the NYSE. In addition, the Advisor designed and created SPARC, a new form of acquisition company, that had its Form S-1 Registration Statement declared effective by the SEC in September 2023.

Favorable Structural Features

•

No performance fees. Unlike conventional alternative investment funds, which typically charge 15%-30% annual performance fees on realized and unrealized profits in addition to management fees, the Fund will not be subject to any performance fees. The Fund believes that this has the potential to meaningfully improve long-term NAV performance.

•	No management fee for first 12 months. The Adviser has irrevocably waived the Management Fee for the first 12 months of the Fund’s operations.

•

Liquidity facilitated by NYSE-listing. Investors in many alternative investment funds own non-traded interests with limited redemption and liquidity features, whereas, the Fund intends to be a publicly traded, NYSE-listed, closed-end fund. The Fund expects that it will have significant liquidity supported by its scale, name recognition and the Adviser’s broad following. The Adviser believes that the Fund has the potential to be one of the largest, if not the largest, listed closed-end funds and expects that the Adviser’s brand-name profile and broad retail following, along with a substantial media following, will drive substantial investor interest and liquidity in the secondary market.

•

Transparent, weekly NAV. Most alternative investment funds publish monthly or quarterly net asset values and often rely on opaque, unobservable and lagging valuations for private assets. The Fund will publish a weekly NAV based on its concentrated, transparent and highly-liquid investment portfolio of publicly traded large-capitalization companies.

•

Favorable capital structure for the Adviser’s strategy. The Fund will have a favorable capital structure to support the strategy of the Adviser. The Fund’s closed-ended structure removes any negative impact from redemptions, lengthens the duration of the capital base available to the Adviser and enhances the Adviser’s ability to successfully execute upon its investment strategy by: (i) providing the Adviser with a longer time horizon to realize value from an investment, as there is reduced need for the Adviser to manage cash for potential redemptions; (ii) facilitating its active corporate and strategic engagements;

(iii) expanding the Adviser’s investment universe by allowing it to take meaningful stakes in large-cap companies in a way in which few other investors can, as well as meaningful (and potentially less liquid) stakes in companies with smaller market capitalizations; and (iv) facilitating constructive relationships with companies in which it seeks to invest.

Research and Investment Process

The Adviser takes a concentrated, research-intensive, fundamental value approach to investing. The Adviser’s research process is typically based on a bottom-up analysis, although it includes top-down factors in its overall analysis (e.g., how will a company be impacted by a downturn in the economy, a rise or fall in interest rates, etc.).

Typically, the Adviser establishes a limited number of new investment positions per year, from a large number of potential investment opportunities reviewed by the investment team. After identifying appropriate subsets within this broad initial review, the investment team discusses these potential investments to further refine and limit its focus. Once a potential investment is deemed sufficiently promising, the investment team typically performs additional research involving the analysis of public filings and extensive secondary sources and analyzes the historical record of the potential investment, looking for sources of comparable data on both public and private companies. Mr. Ackman is the ultimate decision maker for all investment positions. Mr. Israel is the Adviser’s Chief Investment Officer.

Mr. Ackman, Mr. Israel and the other investment professionals work as a team. Analysts are generalists and work in small teams on every investment in the portfolio. These teams are fluid and change from investment to investment depending on the availability of resources as well as the specific knowledge and interests of the analysts. All analysts, including those not directly responsible for a specific security, are expected to ask questions, challenge investment theses and voice opinions about investments in the portfolio. The Adviser believes that this process results in ideas being thoroughly vetted prior to making an investment, and carefully monitored once in the portfolio. In addition to a weekly investment team meeting at which the entire portfolio and potential new investments are discussed, analysts meet informally throughout each day.

Investment Techniques

General

The use of instruments such as options and derivatives generally and investment techniques, such as non-U.S. currency transactions, involves greater risk than that incurred by many other investment entities and publicly available investment funds. The Fund’s investment techniques may produce higher-than-normal portfolio turnover that usually generates additional brokerage commissions and expenses for the Fund.

Concentration

The Fund will not attempt to maintain a highly-diversified portfolio, and intends to concentrate its investment positions. The Fund’s concentration of investment positions will, however, remain subject to restrictions applicable to the Fund as a matter of “fundamental policy.” Pursuant to these restrictions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. Under the 1940 Act, a matter of fundamental policy cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, voting together as a single class. The 1940 Act defines this as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. The Fund’s concentration of investment positions will also be subject to restrictions necessary in order for the Fund to elect to qualify and thereafter maintain its qualification as a RIC under Subchapter M of the Code.

Derivatives

The Fund may use a variety of financial instruments, such as equity, credit and/or other derivatives, options, interest rate swaps, caps and floors, futures and forward contracts, both for investment purposes and for risk management purposes. For more information see “Use of Leverage — Derivative Transactions.”

Swap Agreements

The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to equity securities, long-term or short-term interest rates, non-U.S. currency values, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if consistent with its investment objective.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the value of swap agreements with such counterparty may be expected to decline, potentially resulting in losses by the Fund.

The Fund may also seek both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including equity, foreign exchange, total return, credit default, commodity, index and interest rate swaps; options; forward contracts; and futures contracts and options on futures contracts that provide long or short exposure to other credit obligations.

Currency

The Fund may invest in securities of non-U.S. issuers and may invest in currencies (including non-U.S. currencies) and currency forward contracts. In addition, the Fund may trade in futures contracts (including index futures) and in options on such contracts, as well as in other financial products traded on commodities exchanges.

The Fund also may maintain short positions in forward currency exchange transactions, which would involve us agreeing to exchange an amount of a currency the Fund did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.

The Adviser generally expects that currency trading will not constitute a material component of the Fund’s investment program.

Futures

The Fund may purchase or sell futures contracts or options thereon. The Fund’s investment program does not limit the Fund in its use of futures. Trading in commodity futures contracts and options is a highly specialized activity that may entail greater-than-ordinary investment or trading risks. Furthermore, low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

Leverage

While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares. The Fund may use leverage for investment purposes, subject to the leverage limits of the 1940 Act. The use of leverage has a number of risks, including the risk that the Fund may be required to liquidate assets at a disadvantageous time. Leverage exaggerates the financial markets’ effects on the Fund’s NAV. See “Use of Leverage.”

Hedging Transactions

The Adviser does not attempt to hedge all market or other risks inherent in our investments. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, it should be noted that the Fund’s portfolio will always be exposed to certain risks that cannot be hedged.

Initial Public Offerings

The Fund may invest in securities being offered in a secondary or initial public offering (“IPO”), although the Adviser does not expect investments in IPOs to constitute a material component of the Fund’s investment program. Investing in IPOs is risky, and the price of stocks purchased in IPOs tends to fluctuate more widely than the price of stocks of more established companies.

Other Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC. These securities include shares of open-end investment companies (i.e., mutual funds), including money market funds, other closed-end funds and ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to two layers of expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies could also be leveraged and will therefore be subject to the leverage risks described herein.

Portfolio Turnover

While the Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of portfolio companies in which it invests, portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The Fund’s portfolio turnover rate may vary from year to year. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund.

Investment Restrictions

Fundamental Investment Restrictions

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. The 1940 Act defines a majority of the outstanding voting securities as the lesser of (i) 67% or more of a fund’s voting securities present at a meeting, if the holders of more than 50% of the fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the fund’s outstanding voting securities. The fundamental policies of the Fund are:

1.

The Fund may not issue senior securities or borrow money except to the extent permitted under (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction or otherwise as permitted by applicable law. See “Use of Leverage.”

2.

The Fund may not act as an underwriter of securities issued by others, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities and except to the extent permitted under (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction or otherwise as permitted by applicable law.

3.

The Fund may not purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon.

4.

The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.

The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard, including by reference to its sub-industry” classification, as it may be amended from time to time.

The Fund’s fundamental investment restrictions will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

All percentage limitations in the case of the foregoing fundamental policies apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Non-Fundamental Investment Restrictions

All other investment policies of the Fund are considered non-fundamental and, along with the Fund’s investment objective, which is also non-fundamental, may be changed by the Board without prior approval of the Fund’s outstanding voting securities at any time.

USE OF LEVERAGE

While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares, which will provide greater flexibility under Rule 18f-4 to utilize derivatives. The Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities and additional preferred shares if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The Adviser’s leverage strategy has historically involved accessing a modest amount of low-cost, long-term, covenant-light, investment grade debt. Historically, the Adviser has only agreed to debt incurrence covenants for its funds well above the amount of leverage needed to execute its strategy and has generally not used any margin borrowings for the funds it manages. There can be no assurance that the Fund will in the future be able to borrow money on terms that the Adviser deems favorable.

The use of leverage, if employed, can create risks. When leverage is employed, the Fund’s NAV, the market price of the Common Shares and the return to the Common Shareholders will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Common Shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the Fund’s NAV to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. Any leveraging strategy the Fund employs may not be successful. See “Risk Factors — Leverage Risk.”

Certain types of leverage the Fund may use could result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage of less than 300%, calculated as the ratio of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s senior securities (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund will initially treat reverse repurchase agreements as derivative transactions for purposes of Rule 18f-4 (as described below).

The Fund may also use derivatives, including equity options, in order to obtain security-specific non-recourse leverage in an effort to reduce the capital commitment to a specific investment, while potentially enhancing the returns on capital invested in that investment. Furthermore, the Fund may use derivatives, such as equity and credit derivatives and put options, to achieve a synthetic short position in a company or an equity or credit index without exposing the Fund to some of the typical risks of short selling, which include the possibility of unlimited losses and the risks associated with maintaining a stock borrow. In addition, the Fund from time to time may enter into total return swaps, which are equity derivatives with inherent recourse leverage. The Fund generally does not expect to use total return swaps to obtain leverage, but, rather, to manage regulatory, tax, legal or other issues. The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its use of derivatives. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program and to comply with a relative or absolute limit on fund leverage risk calculated based on VaR.

Preferred Shares

The Fund’s Governing Documents provide that the Board may authorize and issue preferred shares with or without rights as determined by the Board, by action of the Board without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Fund’s Common Shares, or purchase any such Common Shares, unless, at the time of such declaration, the Fund would have asset coverage (i.e., subject to the asset coverage requirements described above) of at least 200% after deducting the amount of such dividend or other distribution. The 1940 Act grants to the holders of senior securities representing stock issued by the Fund certain voting rights. Failure to maintain certain asset coverage requirements under the 1940 Act could entitle the holders of preferred shares to elect a majority of the Board. See “Description of Capital Structure – Preferred Shares.”

In connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares. The Fund expects to issue all of such preferred shares to the Adviser at a price equal to the liquidation preference of such preferred shares. Pursuant to the terms of the preferred shares and in accordance with the requirements of the 1940 Act, the Adviser, as the holder of the preferred shares, will have the right to elect two Trustees at all times and in accordance with the requirements of the 1940 Act would become entitled to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid. Any such issuance of preferred shares will be subject to the approval of the Board including the Trustees who are not “interested persons” of the Fund for purposes of Section 2(a)(19) of the 1940 Act. Under Rule 18f-4 the VaR leverage limits are greater for any closed-end fund that has any preferred shares outstanding than a closed-end fund without preferred shares outstanding. See “—Derivative Transactions” for more information.

Borrowings

The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue preferred shares as described in this prospectus. The Adviser’s leverage strategy has historically involved accessing a modest amount of low-cost, long-term, covenant-light, investment grade debt. Historically, the Adviser has only agreed to debt incurrence covenants for its funds well above the amount of leverage needed to execute its strategy and has generally not used any margin borrowings for the funds it manages. There can be no assurance that the Fund will be able to utilize leverage on terms that the Adviser deems favorable at any given time.

Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Risk Factors – Leverage Risk.”

Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the Common Shareholders and the holders of preferred shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders and the holders of preferred shares in certain circumstances.

Temporary Borrowings

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Derivative Transactions

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund and Adviser may use various derivative strategies to try to improve the Fund’s returns by managing risks, such as by using hedging techniques to try to protect the Fund’s assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives).

Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). Under Rule 18f-4, “Derivatives Transaction” includes (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions (the Fund has elected to treat such transactions as derivatives transactions under the rule). Under Rule 18f-4, the Fund will execute derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a VaR leverage limit, certain other testing and derivatives risk management program requirements and requirements related to Board reporting. Under Rule 18f-4, the VaR leverage limits are greater (250% asset coverage rather than 200% asset coverage) for a closed-end fund that has preferred shares outstanding than for a closed-end fund that does not have preferred shares outstanding.

The Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and to comply with a relative or absolute limit on fund leverage risk calculated based on VaR. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board.

The Adviser has registered as a CPO under the Commodity Exchange Act (“CEA”). The Adviser expects to rely on CFTC Rule 4.12(c)(3) with respect to its operation of the Fund. CFTC Rule 4.12(c)(3) allows for “substituted compliance” with respect to certain CFTC recordkeeping, reporting and disclosure requirements on the basis of the Fund’s compliance with SEC rules and regulations applicable to the Fund and the Adviser. As a result, the Adviser will not be subject to certain aspects of the CFTC’s rules ordinarily applicable to commodity pool operators, including the specific disclosure requirements under CFTC rules in connection with its management of the Fund. Certain of the Affiliated Funds and Other Accounts are operated by the Adviser pursuant to an exclusion from registration as a CPO with respect to such portfolios under the CEA, therefore, the Adviser is not subject to registration or regulation with respect to such portfolios under the CEA. The CPO of a registered investment company with less than three years of operating history is required under Rule 4.12(c)(3) to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company. See Appendix A – Supplemental Performance Information of the Affiliated Funds.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation is the counterparty and the Fund makes or receives daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Securities and Financial Indices. The Fund may purchase and sell put and call options on securities, and financial indices traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only options that are secured either by the Fund’s ownership of the underlying security or by cash or other liquid assets segregated or earmarked within the Fund’s account at the custodian or in a separate account at the custodian.

RISK FACTORS

An investment in the Fund carries a number of risks, including the risk that the entire investment may be lost. In addition to all other information set out in this prospectus, the following specific factors should be considered when deciding whether to make an investment in the Fund. The Common Shares are only suitable for investors (i) who understand the potential risk of capital loss, (ii) for whom an investment in the Common Shares is part of a diversified investment program, and (iii) who fully understand and are willing to assume the risks involved in such an investment program.

The Fund believes that the risks described below are the material risks relating to the Common Shares at the date of this prospectus. Additional risks and uncertainties not currently known to the Fund, or that the Fund deems to be immaterial at the date of this prospectus, may also have an adverse effect on the performance of the Fund and the value of the Common Shares. The order in which the risks are presented below is not intended to provide an indication of the likelihood of their occurrence or of their magnitude or significance. Prospective investors should review this prospectus carefully and in its entirety and consult with their professional advisers before investing in the Common Shares.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in the Common Shares could decline substantially as a consequence.

Non-Diversified Status and Concentration

The Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

In the pursuit of the Fund’s investment strategy, the Adviser may accumulate significant positions in particular investments and expects to invest the substantial majority of the Fund’s capital in 12 to 20 core long-term investments. From time to time, the Fund may invest a significant proportion of its capital in one or a limited set of investments. The Fund’s investment technique of concentrating investment positions increases the volatility of investment results over time and may exacerbate the risk that a loss in any such position could have a material adverse impact on the Fund’s NAV and, in turn, the value of any investment in the Fund. Although it may at times choose to do so, the Adviser is under no obligation to hedge the Fund’s positions to mitigate such risks.

Investment and Market Discount Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. The Common Shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from net asset value. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions, if any, paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Closed-End Fund; Liquidity Risks

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on the fund’s net asset value.

Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have generally experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Investments in ADRs and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADRs (and other similar global) programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored programs and the prices of unsponsored programs may be more volatile than if such instruments were sponsored by the issuer.

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s Governing Documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.

Market and Selection Risk

Market risk is the possibility that the market values of securities owned by the Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed-income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed-income securities with longer maturities. Market risk is often greater among certain types of fixed-income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. Securities for which market quotations are readily available will be valued at the market value thereof. The Adviser, which is expected to be the Fund’s valuation designee designated by the Board pursuant to Rule 2a-5 under the 1940 Act, may use an independent pricing service to value securities at their market value. When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Adviser values the Fund’s investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. Prior to engaging in a fair value process, the Adviser may seek to obtain quotations from independent brokers who may trade in such securities or other financial instruments as a basis to substantiate the perceived value of the subject holding. See “Net Asset Value.”

As a general principle, the “fair value” of a security or other investment is the amount that the Firm might reasonably expect to realize upon its sale. There is no single standard for determining fair value. Rather, in determining the fair value of a security or other investment, the Adviser will take into account the relevant factors and surrounding circumstance. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Fund determines its NAV daily and therefore all assets, including assets valued at fair value, are valued daily.

The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee and other fees. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses common shareholders will pay.

Reliance on the Adviser Risk

The Fund is dependent upon services and resources provided by the Adviser. The Adviser is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Adviser will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Adviser could have a material adverse effect on the performance or the continued operation of the Fund. For additional information on the Adviser, see “Portfolio Management — The Adviser.” In addition, the Board has delegated broad authority to the Adviser to manage the business and affairs of the Fund. Certain (but not all) of the principal risks associated with the Fund’s relationship with the Adviser are set out below:

Key Personnel Risk. The Adviser is dependent on the services of William A. Ackman and Ryan Israel, the Adviser’s Chief Investment Officer. If the services of Mr. Ackman and Mr. Israel were to become unavailable for any reason, this occurrence could have a material adverse effect on the Fund’s results, financial performance and the trading price of the Fund’s Common Shares. All of the investment decisions of the Fund are made by the investment team, with Mr. Ackman having ultimate decision-making authority for all portfolio positions. Mr. Ackman, Mr. Israel and the investment team also rely on the diligence, skill and network of business contacts of the other professionals employed by the Adviser as well as external advisers and professionals. For a description of the investment team, see “Portfolio Management – The Investment Team.” The investment team will, among other things, evaluate, negotiate, structure and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of Mr. Ackman and Mr. Israel. The departure of Mr. Ackman and Mr. Israel or of a significant number of members of the investment team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Failure to Identify Investment Opportunities Risk. The Fund’s investment strategy depends on the ability of the Adviser to successfully identify attractive investment opportunities. Any failure to identify appropriate investment opportunities would increase the amount of the Fund’s assets invested in cash or cash equivalents and, as a result, may reduce its rates of return. The Fund will face competition for investments from, for example, public and private investment funds, strategic buyers and/or investment banks. Many of these competitors may be substantially larger and have greater financial resources than are available to the Fund. There can be no assurance that the Adviser will be able to identify and make investments that are consistent with the Fund’s investment objective or generate attractive returns for the Common Shareholders or that the Fund will not be significantly affected by competitive pressures for investment opportunities.

Adviser Due Diligence Risk. When assessing an investment opportunity, the Adviser has relied and will continue to rely on resources that may provide limited or incomplete information. In particular, the Adviser has relied and will continue to rely on publicly available information and data filed with various government regulators. Although the Adviser has evaluated and will continue to evaluate information and data as it deemed or deems appropriate, and has sought and will continue to seek independent corroboration when reasonably available, the Adviser has not and may choose not to evaluate all publicly available information and data with respect to any investment and has often not been and will often not be in a position to confirm the completeness, genuineness or accuracy of the information and data that it did or will evaluate.

In addition, when assessing an investment opportunity for the Fund, investment analyses and decisions by the Adviser may be undertaken on an expedited basis in order to take advantage of what it perceives to be short-lived investment opportunities. In such cases, the available information at the time of an investment decision may be limited, inaccurate and/or incomplete.

As a result, there can be no assurance that due diligence investigations carried out by the Adviser will reveal or highlight all relevant facts that may be necessary or helpful in evaluating investment opportunities. Any failure to identify relevant facts may result in inappropriate investment decisions, which may have a material adverse effect on the value of any investment in the Fund.

Misconduct Risk. There is a risk that employees of the Adviser could engage in misconduct that adversely affects its reputation, business and ability to execute successfully its investment strategy and in turn harm our operations and financial condition. The Adviser’s business often requires that it deal with confidential matters relating to companies in which it may invest. It is not always possible to detect or deter employee misconduct, and the precautions the Adviser takes to detect and prevent this type of activity may not be effective in all cases. If any of the Adviser’s employees were to engage in misconduct or were to be accused of such misconduct, whether or not substantiated, the Adviser’s business and reputation could be adversely affected and a loss of investor confidence could result, which would harm the Fund.

Limited Liability. The Adviser has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement, and it will not be responsible for any action of the Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Management Agreement, the Adviser and certain related persons will not be liable to us for their acts under the Investment Management Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The Fund has agreed to indemnify, defend and protect the Adviser and certain related persons with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Management Agreement or otherwise as the investment adviser for the Fund, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Management Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

No Prior Registered Funds. The Adviser has not previously served as investment adviser to an investment company registered under the 1940 Act. As a result, the Adviser will be addressing certain operational and compliance requirements of the 1940 Act and the Advisers Act for the first time in connection with the commencement of operations of the Fund.

Conflicts of Interest Risk

The Adviser and its affiliates engage in competing activities and act in multiple capacities, advising both the Fund, Affiliated Funds and Other Accounts (each as defined herein in “Portfolio Management — Affiliated Funds and Other Accounts”), which creates potential conflicts of interest. When allocating investment opportunities conflicts of interest could arise from the fact that incentive allocations or performance fees might be earned by the Adviser by allocating such opportunities to funds that charge an incentive allocation or performance fee, and not to the Fund, which does not charge an incentive allocation or any other form of performance fee. Conflicts may also arise in connection with pursuing active corporate engagement, where the Adviser may acquire fiduciary duties to its various portfolio companies which could potentially conflict with duties owed to the Fund. See “Conflicts of Interest.”

Corporate Engagement Risk

The Adviser may pursue active corporate engagement and seek to effectuate corporate, managerial or similar changes with respect to an investment. The costs in time, resources and capital involved in such an investment strategy depend on the circumstances, which are only in part within the Adviser’s control, and may be significant, particularly if litigation against the Fund, the Board and/or the Adviser ensues. In addition, the expenses associated with such an investment strategy, including potential litigation, expenses related to the recruitment and retention of board members, executives and other individuals providing business assistance to the Adviser in connection with its active corporate engagement (including, for example, consultants and corporate whistleblowers) or other transactional costs, will be borne by the Fund. Such expenses may reduce returns or result in losses.

The success of the Adviser’s active corporate engagement may require, among other things: (i) that the Adviser properly identify portfolio companies whose equity prices can be improved through active corporate engagement and/or strategic action; (ii) that the Fund acquire sufficient ownership of such portfolio companies at a sufficiently attractive price; (iii) a positive response by the management of portfolio companies to shareholder engagement; (iv) a positive response by other shareholders to the Adviser’s proposals; and (v) a positive response by the markets to any actions taken by portfolio companies in response to the Adviser’s proposals. None of the foregoing can be assured.

The Adviser may secure the appointment of persons to a portfolio company’s board of directors. In doing so, individual(s) (including members, partners, officers, managers, employees or affiliates of the Adviser and their respective affiliates or designees) serving on the board of directors of the portfolio company will acquire fiduciary duties to the company and to the company’s shareholders, members, unitholders, partners or other owners of the company in addition to the duties such persons owe the Fund. Such fiduciary duties may require such individuals to take actions that are in the best interests of the company or its shareholders, members, unitholders, partners or other owners. Accordingly, situations may arise where persons appointed to portfolio company boards may have a conflict of interest between any duties that they owe to the company and its shareholders, members, unitholders, partners or other owners, on the one hand, and any duties that they owe to the Fund on the other hand. Pursuing active corporate engagement in respect of the Fund’s investments may prove ineffective for a variety of reasons, including: (i) opposition of the management, board of directors and/or shareholders of the subject company, which may result in litigation and may erode, rather than increase, shareholder value; (ii) intervention of one or more governmental agencies; (iii) efforts by the subject company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the Fund or its affiliates; (iv) market conditions resulting in material changes in securities prices; (v) the presence of corporate governance mechanisms, such as staggered boards, poison pills and classes of shares with increased voting rights; and (vi) the necessity for compliance with applicable securities laws. In addition, opponents of proposed corporate governance changes may seek to involve regulatory agencies in investigating the transaction or the Fund and such regulatory agencies may independently investigate the participants in a transaction, including the Fund, as to compliance with securities or other laws. This risk may be exacerbated to the extent the Adviser develops and utilizes novel strategies or techniques with respect to its active corporate engagement. Furthermore, successful execution of active corporate engagement may depend on the active cooperation of shareholders and others with an interest in the subject company. Some shareholders may have interests which diverge significantly from those of the Fund and some of those parties may be indifferent to the Adviser’s proposed changes. Moreover, securities that the Adviser believes are fundamentally underpriced or incorrectly priced may not ultimately be valued in the capital markets at prices and/or within the timeframe the Adviser anticipates, even if the Adviser’s proposals are successfully implemented by the portfolio company.

The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any pooled investment vehicle managed by the Adviser or any of its affiliated persons. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Material Non-Public Information Risk. The Fund may substantially participate in or influence the conduct of affairs or management of issuers of securities acquired by it. Members, partners, officers, managers, employees or affiliates of the Adviser and its affiliates or designees may serve as directors of, or in a similar capacity with, companies in which the Fund invests. In the event that material non-public information is obtained with respect to such companies or the Fund becomes subject to trading restrictions pursuant to the internal trading policies of such companies or as a result of applicable law or regulations, the Fund may be prohibited for a period of time from purchasing or selling the securities of such companies, and as a result be prevented from increasing its exposure (or maintaining its relative ownership stake, in the case that additional securities are issued by such company) to an investment position which appreciates or divesting from or exiting an investment position which decreases in value. Any such restrictions may have a material adverse effect on the Fund and the value of any investment in the Fund.

Control Investment Risk. The Fund may take a controlling stake in certain investments. These investments may involve a number of risks, such as the risk of liability for environmental damage, product defect, failure to supervise management, violation of governmental regulations and other types of liability. In addition, in connection with the disposition of these investments, the Fund may make representations and warranties about such investments’ business and financial affairs typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities law. The Fund may also be required to indemnify the purchasers of such investments or underwriters to the extent that any such representations and warranties or disclosure documents turn out to be incorrect, inaccurate or misleading. All of these risks or arrangements may create contingent or actual liabilities, and materially affect the Fund and any investment in the Fund.

Dividend Risk

Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, or fall, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Restricted and Illiquid Investments Risk

The Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Derivatives Risk

The Fund may engage in transactions involving derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

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Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

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Swaps Risk. A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. In a credit default swap, the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

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Futures Risk. Futures markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

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Options Risk. Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy their delivery obligations. This could result in a large net loss.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

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Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

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Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Hedging Risk. The success of any hedging strategy utilized by the Fund will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged and Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transactions. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. There can be no assurance that hedging strategies will be effective, and such techniques entail costs and may result in additional risks.

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Regulatory Risk. Certain categories of derivative contracts, including, without limitation, swaps, futures, certain types of options and non-deliverable currency forwards (collectively referred to as “commodity interests” under CFTC rules), are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Commodity interests traded in the OTC market are subject to variation and initial margin requirements. The Dodd-Frank Act provisions regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the CEA and CFTC rules require advisers to registered investment companies to register with and comply with applicable regulations of the CFTC if a fund that is advised by the investment adviser either (i) enters into derivatives subject to CFTC regulation with a value above a specified threshold based on the fund’s liquidation value or (ii) markets itself as providing investment exposure to such instruments. The Adviser has registered as a CPO under the CEA. However, the Adviser expects to rely on CFTC Rule 4.12(c)(3) with respect to its operation of the Fund. CFTC Rule 4.12(c)(3) allows for “substituted compliance” with respect to certain CFTC recordkeeping, reporting and disclosure requirements on the basis of the Fund’s compliance with SEC rules and regulations applicable to the Fund and the Adviser. As a result, the Adviser will not be subject to certain aspects of the CFTC’s rules ordinarily applicable to commodity pools, including the specific disclosure requirements under CFTC rules, in connection with its management of the Fund. The CPO of a registered investment company with less than three years of operating history is required under Rule 4.12(c)(3) to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company. See “Appendix A — Supplemental Performance Information of the Affiliated Funds”. Certain of the Affiliated Funds and Other Accounts are operated by the Adviser pursuant to an exclusion from registration as a CPO with respect to such portfolios under the CEA, and therefore, are not subject to registration or regulation with respect to such portfolios under the CEA.

Certain portfolio management techniques, such as firm commitments and reverse repurchase agreements, are considered derivatives. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund may use various derivative strategies to try to improve the Fund’s returns by managing risks, such as by using hedging techniques to try to protect the Fund’s assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions such as Rule 18f-4 under the 1940 Act, described below. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). Under Rule 18f-4, “Derivatives Transaction” includes (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions (the Fund has elected to initially treat all such transactions as derivatives transactions under the rule).

Under Rule 18f-4, the Fund will execute derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a VaR leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. Reverse repurchase agreements will be included in the calculation of whether the Fund is a limited derivatives user and reverse repurchase agreements and similar financing transactions will be included for purposes of VaR testing. Under Rule 18f-4, the VaR leverage limits are greater (250% asset coverage rather than 200% asset coverage) for a closed-end fund that has preferred shares outstanding than for a closed-end fund that does not have preferred shares outstanding.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

Warrants and Rights Risk

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Debt Securities Risk

The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. While interest rates were historically low in recent years, beginning in 2020 the Federal Reserve has implemented several increases to the Federal Funds rate in an effort to combat inflation, resulting in swift increases in benchmark interest rates in 2022 and 2023. Interest rates remain at a 20+ year high as a result of these increases, however, the Federal Reserve has projected decreases to the Federal Funds rate in 2024. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.

Corporate Debt Risk

Corporate debt instruments pay fixed, variable or floating rates of interest. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. The value of fixed-income securities in which the Fund may invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Fixed income securities generally are not traded on exchanges. The off-exchange market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Distressed Securities Risk

An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

New Issues Risk

The Fund may invest in IPOs of U.S. equity securities and there is no assurance that the Fund will have access to profitable IPOs. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares.

Small-Cap and Mid-Cap Company Risk

Investing in the securities of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively) presents some particular investment risks. Small-cap and mid-cap companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Issuer-Specific Risk

An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Credit Risk

Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline in the value of a security. A downgrade or default affecting any of the Fund’s securities, or the issuers of the securities, in which the Fund invests could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States and, therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest or dividends to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in non-U.S. securities. The Fund will be subject to additional risks if it invests in non-U.S. securities, which include seizure or nationalization of foreign deposits. Non-U.S. securities may trade on days when the Common Shares are not priced or traded.

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its non-U.S. securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund’s assets and the Common Shares to decline in value.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its non-U.S. securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Fund’s non-U.S. securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

Leverage Risk

While the Fund does not intend to borrow money during its initial year of operations, in connection with and upon the completion of this offering the Fund intends to issue preferred shares as described in this Prospectus. The Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities and additional preferred shares, if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. The Adviser’s leverage strategy has historically involved accessing a modest amount of low-cost, long-term, covenant-light, investment grade debt. Historically, the Adviser has only agreed to debt incurrence covenants for its funds well above the amount of leverage needed to execute its strategy and has generally not used any margin borrowings for the funds it manages. There can be no assurance that the Fund will be able to utilize leverage on terms that the Adviser deems favorable at any given time. The use of leverage creates an opportunity for increased returns on the Fund’s investment portfolio, but also creates risks for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage and that leverage may increase operating costs, which may reduce total return.

The Fund may also be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund cannot assure you that the use of leverage, if employed, will result in a higher return on the Common Shares. Any leveraging strategy the Fund employs may not be successful.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above and potentially other risks depending on the types of leverage employed by such investment companies. This additional leverage may in certain market conditions reduce the Fund’s NAV and the returns to Common Shareholders.

In connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares. The Fund expects to issue all of such preferred shares to the Adviser at a price equal to the liquidation preference of such preferred shares. Pursuant to the terms of the preferred shares and in accordance with the requirements of the 1940 Act, the Adviser, as the holder of the preferred shares, will be entitled to elect two Trustees at all times and in accordance with the requirements of the 1940 Act would become entitled to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid.

Event Risk

Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s securities may decline significantly.

Defensive Investing Risk

For defensive purposes, including in response to adverse market, economic, political or other conditions, the Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk

The Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Securities Lending Risk

The Fund may lend its portfolio securities (in which case the Fund will receive all revenues from such securities lending). By doing so, the Fund attempts to increase its income through the receipt of interest on the loan, in addition to the underlying dividends and other income from the securities. In the event of the bankruptcy of the borrower of the securities, the fund could experience delays in recovering the loaned securities or the revenues from securities lending. To the extent that the value of the securities the Fund lent has increased, the Fund could experience a loss if such securities are not recovered.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s NAV may decrease, and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV because the sale price will be less than the Fund’s then-current NAV.

Market Disruption and Geopolitical Risk and Recent Market Conditions

The Fund and its investments are susceptible to the effects of economic slowdowns or recessions. The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world, and geopolitical instability continues to pose risk. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, as well as the impact of geopolitical tension, and a deterioration in the bilateral relationship between the U.S. and China, including as a result of conflict over matters pertaining to Taiwan, instability or uncertainty caused by the actions of North Korea or the ongoing armed hostilities between Russia and Ukraine as well as in the Middle East, could lead to disruption, instability and volatility in the global equity markets. In addition, a number of factors continue to affect the financial condition of certain banking institutions in the U.S., including slowing economic growth, exposure to commercial real estate loans and the effect of rising interest rates on the value of investment and other assets held by such banking institutions. These events could have a material negative impact on our operating results, financial condition, the value of the Fund’s investments and return on the Common Shares.

Furthermore, more recently, the Houthi movement, which controls parts of Yemen, launched a number of attacks on marine vessels in the Red Sea. The Red Sea is an important maritime route for international trade. As a result of such disruptions, companies may experience in the future extended lead times, delays in supplier deliveries, increased transportation and component costs, and increased costs for expedited shipments. These potential supply chain disruptions may have an adverse effect on general economic conditions and the issuers in which the Fund investors.

The current political climate has also intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund.

Any deterioration of economic conditions in the United States or globally may lead to significant declines in the value of the Fund’s investments and have an adverse impact on the return on the Common Shares.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. The financial services industry generally, and the activities of investment funds and their managers, in particular, have been subject to intense and increasing regulatory oversight. Such scrutiny may increase our exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may impose administrative burdens on us, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert our time, attention and resources from portfolio management activities.

Changes enacted by the current or a subsequent presidential administration could significantly impact the regulation of financial markets in the U.S. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. Other potential changes that could be pursued by the current or a subsequent presidential administration could include an increase in the corporate income tax rate and changes to regulatory enforcement priorities. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the U.S. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

In addition, the SEC and its staff are engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to Common Shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). The Fund intends to distribute at least the minimum amount necessary to qualify for such favorable U.S. federal income tax treatment and will be subject to tax on any undistributed taxable income or gains, including net capital gain.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes).

The Biden presidential administration has enacted significant changes to the existing U.S. tax rules and there are a number of proposals in the U.S. Congress that would similarly modify the existing U.S. tax rules. Additionally the Biden presidential administration has called for significant changes to U.S. fiscal, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Execution Risk

The Fund’s investment and trading strategies depend on its ability to establish and maintain an overall market position in a combination of financial instruments selected by the Adviser. Our trading orders may not be executed in a timely and efficient manner due to various circumstances, including, for example, trading volume surges or systems failures attributable to us, the Adviser, the Fund’s counterparties, brokers, dealers, agents or other service providers. In such event, the Fund might only be able to acquire or dispose of some, but not all, of the components of such position, or if the overall position were to need adjustment, the Fund might not be able to make such adjustment. As a result, the Fund would not be able to achieve the market position selected by the Adviser, which may result in a loss. In addition, the Fund will rely heavily on electronic execution systems (and may rely on new systems and technology in the future), and such systems may be subject to certain systemic limitations or mistakes, causing the interruption of trading orders made by the Fund.

Reliance on Service Providers Risk

The Fund and the Adviser must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

The Fund may be exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as a pandemic), can adversely affect the ability of the Fund’s service providers to conduct business, in particular if personnel or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the personnel and the employees of its service providers are able to work remotely, those remote work arrangements could result in business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Cyber Security Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s operations will be highly dependent on its service providers’ information systems and technology and the Fund will rely heavily on its service providers’ financial, accounting, communications and other data processing systems. In addition, the Fund’s service providers may be reliant on third-party providers for certain aspects of its business, including certain information systems and technology, including cloud-based services. These third-party providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data. Cyber security failures by or breaches of the Adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests. Cyber-attacks and other cyber security failures by issuers in which the Fund invests could adversely impact such issuers. As a result, the Fund and its shareholders could be negatively impacted.

Climate Change Risk

Issuers in which the Fund invests could be adversely affected by climate change. The Fund may invest in companies that have exposure to potential physical risks resulting from climate change, such as extreme weather due to the potential for increasing erratic and potentially catastrophic weather events such as droughts, wildfires, flooding and heavy precipitations, heat/coldwaves, landslides or storms. In the event the frequency of extreme weather events increases, the Fund’s assets’ exposure to these events may also increase. Alongside these acute physical risks, the companies in which the Fund invests may be exposed to the chronic physical risks stemming from climate change, including amongst others, coastal flooding, coastal erosion, soil degradation and erosion, water stress, changing temperatures or changing wind or precipitation patterns. Such risks may arise in respect of a company itself, its affiliates or in its supply chain and/or apply to a particular economic sector, geographical or political region.

Portfolio Turnover Risk

While the Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of our portfolio companies, the Fund’s annual portfolio turnover rate may vary from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Large Investor Risk

Ownership of Common Shares may be concentrated among certain institutional investors who purchase Common Shares in this offering. The purchase of Common Shares by one or more institutional investors or by the management investors could, depending on the size of such ownership, result in such investors being a position to exercise significant influence on matters put to a vote of shareholders. Dispositions of shares by large investors could adversely impact the market price and premium or discount to NAV at which the Common Shares trade. In certain circumstances, dispositions of Common Shares by large investors could potentially limit the Fund’s use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Anti-Takeover Provisions Risk

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. In addition, the Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND

Board of Trustees

Pursuant to the Fund’s Declaration of Trust and Bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Adviser, under the general supervision of the Board, acts as the Fund’s investment adviser. The Board consists of [●] Trustees. [●] of the Trustees are not “interested persons” of the Fund or of the Adviser for purposes of Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board.

The following is a list of the names, business addresses, dates of birth, present positions with the Fund and length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee during the past five years.

Trustees

Information regarding the Board is as follows:

Name, Address(1) and Age of Trustee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years		Number of Portfolio Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During Past Five Years
[●]	Trustee	Since 2024	[	●]	N/A	[	●]
[●]	Trustee	Since 2024	[	●]	N/A	[	●]
[●]	Trustee	Since 2024	[	●]	N/A	[	●]

(1)	The business address of each trustee is c/o Pershing Square Capital Management, L.P., 787 Eleventh Avenue, 9th Floor, New York, New York 10019.
(2)	The “Fund Complex” consists solely of the Fund as there are no related or affiliated 1940 Act registered investment companies.

Executive Officers Who Are Not Trustees

Information regarding our executive officers is as follows:

Name, Address(1) and Age of Officer	Position(s) Held with the Fund		Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
[●]	[	●]	Since 2024	[	●]
[●]	[	●]	Since 2024	[	●]
[●]	[	●]	Since 2024	[	●]

(1)	The business address of each executive officer is c/o Pershing Square Capital Management, L.P., 787 Eleventh Avenue, 9th Floor, New York, New York 10019.

Biographical Information

Executive Officers

[●]

Communications with Trustees

Common Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustees or any group or committee of the Board, correspondence should be addressed to the Board or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to Pershing Square USA, Ltd., c/o Pershing Square Capital Management, L.P., 787 Eleventh Avenue, 9th Floor, New York, New York 10019.

Committees of the Board

The Board has established the Audit Committee and may establish additional committees in the future. We do not have a nominating committee; such matters are considered by the full Board, including the independent Trustees, or, when applicable, by only the independent Trustees. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the audit committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal controls over financial reporting. The Audit Committee is presently composed of [●] persons, including [●], all of whom are considered independent for purposes of the 1940 Act. [●] serves as the chair of the Audit Committee. The Board has determined that [●] qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at [●].

Staffing

The Fund does not currently have any employees and does not expect to have any employees. Services necessary for the Fund’s business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Investment Management Agreement and the Administration Agreement. The Fund’s day-to-day investment operations are managed by the Adviser.

Board Leadership Structure

[●]

Code of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this prospectus forms a part. The codes of ethics are available on the EDGAR database on the

SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The code of business conduct and ethics can also be accessed via the Fund’s website at [●].

Board’s Role in Risk Oversight

The Board expects to perform its risk oversight function primarily through (i) its standing committees, which report to the entire Board and (ii) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

As described above in more detail under “— Committees of the Board,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies.

The Board will perform its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (i) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Non-Interested Trustees at least once each year.

The Fund believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a closed-end investment company registered with the SEC. Specifically, as a closed-end investment company registered with the SEC the Fund must comply with certain regulatory requirements that control the levels of risk in the Fund’s business and operations. For example, the Fund’s ability to incur indebtedness is limited such that the Fund’s asset coverage must equal at least 300% immediately after each time it incurs indebtedness. In addition, the Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC the Fund must, among other things, meet certain income source and asset diversification requirements. See “U.S. Federal Income Tax Considerations.”

The Fund believes that the extent of the Board’s (and the Audit Committee’s) role in risk oversight complements the Board’s leadership structure because it allows the Fund’s Non-Interested Trustees executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Board believes that Board roles in risk oversight must be evaluated on a case by case basis and that the existing Board role in risk oversight is appropriate. However, the Board continually re-examines the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

Trustee Compensation

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person Board and committee meetings and annual fees for serving as a committee chairperson. These Trustees are [●], [●], [●] and [●]. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Annual Cash Retainer	Board Meeting Fee			Annual Audit Committee Chair Cash Retainer			Committee Meeting Fee
$[●]	$	[	●]	$	[	●]	$	[	●]

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

Trustee Common Share Ownership

Because the Fund has not yet commenced operations, none of the Trustees own Common Shares as of the date of this prospectus. The “Fund Complex” consists solely of the Fund as there are no related or affiliated 1940 Act registered investment companies. Therefore, none of the Trustees own equity securities in funds in the Fund Complex as of the date of this prospectus.

Indemnification of Officers and Trustees; Limitations on Liability

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

The Fund has entered into an Indemnification Agreement with each Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Governing Documents and the laws of the State of Delaware, the Securities Act, and the 1940 Act unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the 1940 Act.

PORTFOLIO MANAGEMENT

The Adviser

Pershing Square Capital Management, L.P. will serve as the Fund’s investment adviser. The Adviser’s principal office is located at 787 Eleventh Avenue, 9th Floor, New York, New York 10019, and its telephone number is +1 (212) 813-3700. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Board, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us. See “— Investment Management Agreement.” The Adviser is registered with the SEC as an investment adviser under the Advisers Act, and is currently a member of the NFA and is registered with the CFTC as a CPO.

The Adviser comprises a team of eight research and investment professionals, including Mr. Ackman and Ryan Israel, the Adviser’s Chief Investment Officer, and [30] other professionals. The Adviser is ultimately controlled by William A. Ackman who is principally responsible for the Adviser’s investment policies and implementation. Mr. Ackman is the Adviser’s sole portfolio manager as he retains ultimate decision-making authority for all portfolio positions. Mr. Ackman works closely with members of the Adviser’s investment team, its professionals and the other resources available to the Adviser. In 2022, Mr. Ackman appointed Ryan Israel, who joined the Adviser in 2009 (and is the longest tenured member of the investment team other than Mr. Ackman), as the Adviser’s Chief Investment Officer and announced his intentions that Mr. Israel succeed him as having ultimate decision-making authority over the Adviser’s investment strategy in the event of his (Mr. Ackman’s) departure, death or incapacity.

The Adviser, or one of its affiliates, also acts as the investment manager for the Affiliated Funds and certain Other Accounts, and may act as investment adviser for additional Other Accounts in the future. See “— Affiliated Funds and Other Accounts” and “Conflicts of Interest.”

Investment Team

Mr. Ackman, Mr. Israel and the other members of the PSCM investment team bring significant investment expertise as well as broad industry networks that encompass a wide array of sectors, industry participants, and intermediaries. Mr. Ackman, Mr. Israel and the other investment professionals work as a team. Analysts are generalists and work in small teams on every investment in the portfolio. The Adviser believes that each member of the investment team has complementary skills and experience relevant to its strategy, as well as a track record of working together and providing creative solutions for complex transactions, which the Adviser believes represents an important competitive advantage.

The investment team has experience in:

•	sourcing, structuring, and executing on a wide range of investment opportunities;

•	providing constructive strategic and operational guidance to management teams and boards of directors, to drive long-term stockholder value creation;

•

leveraging insights from their substantial investment, financial, operational oversight and governance experience to help optimize the financial condition, operating performance and strategy of a company; and

•	leveraging their extensive network of relationships to augment or complement the senior management team or board of directors of a company.

The investment team is also supported by [30] professionals who focus on all operational aspects of fund management, including finance, legal and compliance, technology and investor relations.

William A. Ackman

Mr. Ackman, age 57, prior to forming the Adviser in 2003, co-founded and co-managed Gotham Partners Management Co., LLC, an investment adviser that managed public and private equity hedge fund portfolios, until 2003. Prior to forming Gotham Partners, Mr. Ackman was a principal with Ackman Brothers & Singer, Inc., now known as the Ackman Ziff Real Estate Group, where he arranged and structured equity and debt financing for real estate investors and developers. Mr. Ackman also serves as the Chairman of the board of directors of Howard Hughes Holdings Inc. (NYSE: HHH), is a member of the board of directors of UMG and is also a member of the Investor Advisory Committee on Financial Markets for the Federal Reserve Bank of New York. Mr. Ackman also serves as the Chairman and Chief Executive Officer of SPARC. In addition, Mr. Ackman serves on the boards of Dean’s Advisors of the Harvard Business School and the Pershing Square Foundation, a charitable foundation that he founded in 2006. Mr. Ackman received an MBA from the Harvard Business School and a Bachelor of Arts from Harvard College where he graduated magna cum laude.

Ryan Israel, Chief Investment Officer

Ryan Israel, age 39, joined the Adviser’s investment team in 2009. Mr. Israel was previously an analyst at Goldman Sachs in the Technology, Media and Telecom group. Mr. Israel served as a director of Element Solutions Inc. from October 2013 through January of 2019. Mr. Israel received his Bachelor of Science from the Wharton School at the University of Pennsylvania, where he graduated summa cum laude and beta gamma sigma in 2007.

Ben Hakim

Ben Hakim, age 48, joined the Adviser’s investment team in 2012. Mr. Hakim was previously a Senior Managing Director at The Blackstone Group, where he worked in the Mergers & Acquisitions group for 13 years. Mr. Hakim received his Bachelor of Science from Cornell University in 1997.

Anthony Massaro

Anthony Massaro, age 36, joined the Adviser’s investment team in 2013. Mr. Massaro was previously a private equity associate at Apollo Global Management, where he focused on leveraged buyout and distressed debt investments across a wide range of industries. Prior to Apollo, he was an analyst at Goldman Sachs in the Natural Resources group. Mr. Massaro received his Bachelor of Science from the Wharton School at the University of Pennsylvania, where he graduated summa cum laude and beta gamma sigma in 2009.

Charles Korn

Charles Korn, age 35, joined the Adviser’s investment team in 2014. Mr. Korn was previously a private equity associate at KKR, where he focused on media, communications and industrials. Prior to KKR, he was an analyst at Goldman Sachs in the Technology, Media and Telecom group. Mr. Korn received a degree in Honors Business Administration from The Richard Ivey School of Business at The University of Western Ontario, where he graduated with highest distinction as an Ivey Scholar in 2010.

Bharath Alamanda

Bharath Alamanda, age 31, joined the Adviser’s investment team in 2017. Mr. Alamanda was previously a private equity associate at KKR, where he focused on financial services. Prior to KKR, he was an analyst at Goldman Sachs in the Technology, Media and Telecom Group. Mr. Alamanda received his Bachelor of Science in Engineering from Princeton University, where he graduated summa cum laude and phi beta kappa in 2013.

Feroz Qayyum

Feroz Qayyum, age 32, joined the Adviser’s investment team in 2017. Mr. Qayyum was previously a private equity associate at Hellman & Friedman, where he evaluated and oversaw investments across a wide range of industries. Prior to Hellman & Friedman, he was an analyst in the Mergers & Acquisitions group at Evercore. Mr. Qayyum received a degree in Honors Business Administration from The Richard Ivey School of Business at The University of Western Ontario, where he graduated with highest distinction as an Ivey Scholar in 2013.

Manning Feng

Manning Feng, age 29, joined the Adviser’s investment team in 2021. Ms. Feng was previously a private equity associate at Warburg Pincus, where she focused on industrials and business services. Prior to Warburg Pincus, she was an investment banking analyst at Centerview Partners. Ms. Feng received her Bachelor of Science from the Wharton School at the University of Pennsylvania, where she graduated summa cum laude in 2016.

Compensation of the Investment Team

The Adviser’s financial arrangements with its investment team members, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on its employees. Key personnel of the Adviser, including most members of the investment team, receive incentive compensation in the form of a profit participation in the Adviser. The senior members of the investment team are thus entirely compensated by the Adviser based on the financial performance of the Adviser which is a result of the overall performance and management fees paid to the Adviser by the Fund and the Affiliated Funds, which encourages teamwork and aligns their interests with those of investors.

Personnel who do not have a profit participation in the Adviser receive a base salary and are eligible to receive additional compensation in the form of an annual bonus, as determined by the Adviser.

Common Shares Owned by Mr. Ackman

Because the Fund has not yet commenced operations, Mr. Ackman does not own Common Shares as of the date of this prospectus.

Other Accounts Managed by Mr. Ackman

Mr. Ackman, as the portfolio manager, also manages the Affiliated Funds and Other Accounts, as indicated below. The following table identifies, as of [●], 2024: (i) the number of other pooled investment vehicles and other accounts managed by Mr. Ackman; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	N/A		N/A	N/A		N/A
Other pooled investment vehicles:	[●]	$	[●]	[●]	$	[●]
Other accounts	[●]	$	[●]	[●]	$	[●]

Investment Management Agreement

Under the terms of the Investment Management Agreement, the Adviser is responsible for providing investment advisory services to the Fund and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Fund pays the Adviser the Management Fee, which is payable quarterly in advance on the first business day of each fiscal quarter, based on the Fund’s NAV on the last day of the previous fiscal quarter equal to 0.50% (or 2.0% on an annualized basis). After an initial two-year term, the Board will review on an annual basis the Investment Management Agreement to determine whether to continue the Investment Management Agreement.

The Adviser has irrevocably waived the Management Fee for the first 12 months of the Fund’s operations. Amounts waived are not subject to recoupment by the Adviser.

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund. Expenses borne directly by the Fund include (but are not limited to):

•	the Management Fee;

•	the cost of calculating the Fund’s NAV, including the cost of any third-party pricing or valuation services;

•

fees and expenses associated with investment research and due diligence including fees and expenses relating to newswire, quotation equipment and services, market data services, third-party providers of research, publications, periodicals, subscriptions and database services, data processing and computer software expenses, due diligence, providers of specialized data and/or analysis related to companies, sectors or asset classes in which the Fund has made or intends to make an investment;

•	accounting, auditing, entity-level taxes imposed on or with respect to the Fund and tax preparation fees and expenses;

•	professional fees and expenses (including fees and expenses of investment bankers, appraisers, public and government relations firms and other consultants and experts);

•

fees and expenses (including travel and lodging expenses) associated with corporate engagement campaigns (both long and short), such as fees and expenses related to event hosting and production, public presentations, production, preparation and dissemination of any letters or other communications with respect to plans and proposals regarding the management, ownership, business and capital structure of any portfolio company or prospective investment, creating and maintaining informational websites and engaging in online campaigns including via social media, public relations, public affairs and government relations, forensic and other analyses and investigations, proxy contests, solicitations and tender offers and compensation, indemnification and expenses of any nominees proposed by the Adviser as directors or executives of portfolio companies; and all related expenses (such as all costs incurred in connection with identifying and recruiting directors to serve on the board of a portfolio company, proxy solicitors, public relations and other relevant documents, the negotiation of side letters and other related costs);

•	fees and expenses (including travel and lodging expenses) relating to unaffiliated advisers, consultants and finders and/or introducers relating to investments and/or prospective investments);

•	website development and maintenance, media, marketing, printing and postage expenses, brokerage fees and commissions;

•	fees and expenses relating to short sales (including dividend and stock borrowing expenses);

•

clearing and settlement charges, custodial fees, bank service fees, margin and other interest expense and transaction fees, filing and registration fees (e.g., “blue sky” and corporate filing fees and expenses), insurance fees and expenses, initial offering and organizational expenses and payments for custody of the Fund’s assets and for the performance of administrative services, and other Fund fees and expenses as approved by the Board;

•

fees and expenses related to the operations of the company and the listing and trading of its securities on the NYSE or any national securities exchange, including the fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser, fees and expenses related to corporate brokers, rating agencies assigning credit ratings to the Fund’s securities and the costs of maintenance of the Fund’s website and communications with shareholders;

•	fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

•

legal expenses (including those expenses associated with attending, and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the independent Trustees of the Fund, indemnification expenses and fees, expenses, fines, penalties, damages or settlements relating to or arising out of regulatory or similar investigations, inquiries and “sweeps” and pending, threatened and future litigation arising out of the Fund’s investments);

•

underwriting costs and any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its securities, including, but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;

•	costs incident to payment or dividends or distributions by the Fund;

•	costs associated with the Fund’s share repurchase program, if any;

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•

any fees, expenses and other costs related to any settlement, litigation, proceeding, arbitration and investigation (collectively, “litigation”) and/or threatened litigation arising out of or in connection with current and past investments (including litigation alleging violations of laws, regulations, breach of contract or tort), subject to applicable limitations on indemnification as set forth in the 1940 Act and the Fund’s organizational documents;

•

fees and expenses relating to regulatory and self-regulatory organization filings and compliance pertaining to the Fund’s business and activities, investments or prospective investments including Hart-Scott-Rodino Act, Exchange Act filings and other similar filings, including fees and expenses incurred as a result of failing to make such filings;

•

fees and expenses related to the organization of the Fund, including fees and expenses related to the Fund’s formation, legal fees and professional and other fees related to the recruitment of the Fund’s Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act);

•	fees and expenses incurred in the formation, maintenance and liquidation of any special purpose vehicles formed to effect or facilitate the acquisition of any investment;

•	wind-up and liquidation fees and expenses; and

•	other fees and expenses similar in type and nature to the fees and described above.

The Fund will also bear its allocable cost of expenses incurred by the Adviser that are attributable to or incurred for the account of the Fund. See “— Allocation of Expenses.”

The Adviser has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement, and it will not be responsible for any action of the Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Management Agreement, the Adviser and certain related persons will not be liable to us for their acts under the Investment Management Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The Fund has agreed to indemnify, defend and protect the Adviser and certain related persons with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Management Agreement or otherwise as the investment adviser for the Fund, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Management Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Investment Management Agreement also grants us a royalty-free license to use the name “Pershing Square USA, Ltd” for so long as the Adviser or one of its affiliates remains our investment adviser.

The Investment Management Agreement was approved by the sole Common Shareholder of the Fund as of [●]. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).

Board Approval of the Investment Management Agreement

The Investment Management Agreement was approved by the Board on [●], 2024. A discussion regarding the basis for such approval by the Board will be available in the Fund’s initial [semi-]annual report to shareholders for the period ending [●].

Expense Support and Conditional Reimbursement Agreement

The Fund intends to enter into the Expense Support Agreement with the Adviser. Under the Expense Support Agreement, the Adviser will agree to pay on behalf of the Fund, or to reimburse the Fund for, the Fund’s organizational expenses (each, an “Expense Payment”). The Fund’s right to receive an Expense Payment shall be an asset of the Fund and a liability of the Adviser on the last day of the fiscal quarter within which the Adviser has received invoices from the Fund documenting the incurrence of organizational expenses. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Fund or on behalf of the Fund no later than the earlier of (i) the date on which the Fund closes its books for such quarter, (ii) forty-five days after the end of such quarter, or (iii) when due if from a service provider to the Fund that requires immediate payment.

Any Expense Payment by the Adviser under the Expense Support Agreement shall be subject to repayment by the Fund on a quarterly basis within the three years following the fiscal quarter of the Fund in which the organizational expenses were paid or absorbed if the Fund’s total operating expenses for the applicable current fiscal quarter, including reimbursement payments made under the Expense Support Agreement, expressed as a percentage of the Fund’s average gross assets during such quarter, are less than [●]%. For purposes of the Expense Support Agreement, operating expenses means all of the Fund’s operating costs and expenses incurred, as determined in accordance with GAAP, excluding management fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. For the avoidance of doubt, except with respect to the Adviser’s waiver of the Management Fee for the first 12 months of the Fund’s operations. the Fund is not subject to any fee or expense waiver or limitation and the Fund’s total operating expenses at any time may exceed [●]%.

The Fund’s obligation to make reimbursement payments under the Expense Support Agreement will automatically become a liability of the Fund on the last business day of the applicable calendar quarter.

Administration Agreement

[●], serves as administrator to the Fund. Pursuant to an administration agreement (the “Administration Agreement”), [●] is responsible for providing administrative services to the Fund. For the services, the Fund pays [[●] a fee, accrued daily and paid monthly, at the annual rate equal to [●]% of the first $[●] in [NAV], [●]% of the next $[●] in [NAV], [●]% of the next $[●] in [NAV], and [●]% of [NAV] above $[●]].

Pursuant to the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of the Fund’s NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Fund will bear all other costs and expenses of its operations, administration and transactions.

Affiliated Funds and Other Accounts

The Adviser serves as the investment adviser for certain other investment funds, including, without limitation, PSH, PSLP and PSIL (the “Affiliated Funds”).

The Adviser also serves as investment adviser to PS VII, L.P., a Delaware limited partnership (“PSVII LP”), PS VII International, L.P, a Cayman Islands exempted limited partnership (“PSVII Intl”), PS VII Master, L.P., a Cayman Islands exempted limited partnership (“PSVII Master”), PS VII A International, L.P., a Cayman Islands exempted limited partnership (“PSVII Intl-A”), and PS VII Employee Fund, LLC, a Delaware limited liability company (“PSVII Employee Fund” and together with PSVII LP, PSVII Intl, PSVII Master, and PSVII Intl-A, the “PSVII Funds”). The PSVII Funds operate collectively as a co-investment vehicle that primarily invests in securities of (or otherwise seeks to be exposed to the value of securities issued by) UMG. The Adviser may, from time to time, serve as the investment adviser or management company for additional funds or products which may invest alongside the Affiliated Funds. Collectively the Affiliated Funds, the PSVII Funds and such additional funds or products for which the Adviser may serve as the investment adviser or management company from time to time are referred to as “Other Accounts.” The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates.

Investors in certain private funds advised by the Adviser may be offered the opportunity to redeem their investment in such private funds for cash in connection with a decision to purchase Common Shares in this offering at the public offering price per share.

The Adviser also formed SPARC, a Delaware corporation, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. SPARC filed its Form S-1 Registration Statement (the “SPARC Registration Statement”) with the SEC on November 26, 2021 and on September 29, 2023 the SPARC Registration Statement was declared effective by the SEC. As described in the SPARC Registration Statement, SPARC distributed, at no cost, subscription warrants to purchase SPARC shares at a future date (such subscription warrants, “SPARs”). SPARs are a novel security with unique features. SPARC intends that, at the time during which a SPAR holder may elect to exercise its SPARs, the SPARs will be quoted on the OTCQX marketplace of the OTC Markets Group or other quotation service. The Affiliated Funds wholly own Pershing Square SPARC Sponsor, LLC (“SPARC Sponsor”), a Delaware limited liability company, and thus are the only source of funding for SPARC Sponsor. SPARC Sponsor is an affiliate of the Adviser. The Adviser is a nonmember manager of SPARC Sponsor and SPARC Sponsor is the sponsor entity for SPARC. SPARC will not raise capital from public investors until after SPARC has entered into a definitive agreement for a business combination and distributed to SPAR holders a prospectus included in a post-effective amendment to the SPARC Registration Statement that provides comprehensive disclosure of the proposed business combination. A business combination with one or more target businesses will only take place if and after such post-effective amendment to the SPARC Registration Statement has been declared effective by the SEC. There can be no assurance that a business combination with one or more target businesses by SPARC will be ultimately effected on the above outlined terms or at all. Subject at all times to the limitations of Section 17 of the 1940 Act and the SEC’s rules promulgated thereunder, the Fund may invest in securities issued by SPARC in connection with or after its business combination with one or more target businesses but will not directly or indirectly acquire securities issued by SPARC or enter into any commitments or transactions to acquire any such securities prior to such time, except to the extent permitted by the 1940 Act.

Allocation of Expenses

When determining the allocation of fees and expenses, the Adviser endeavors to allocate such fees and expenses on a fair and equitable basis and only charges expenses to, and allocates expenses among, clients to the extent permitted under a client’s governing documents and applicable law. However, such determinations may give rise to conflicts of interest (i) between the Fund, the Affiliated Funds and/or the Other Accounts, on the one hand, and the Adviser, who might otherwise bear such fees and expenses, on the other hand and (ii) among the Fund, the Affiliated Funds and/or Other Accounts. The Adviser’s conflicts committee generally reviews guidelines for allocations of fees and expenses incurred by the Adviser.

In order to allocate fees and expenses, the Adviser first determines whether such fees and expenses are attributable to the Fund, the Affiliated Funds and/or the Other Accounts and, therefore, are to be borne by the Fund, the Affiliated Funds and/or Other Accounts or whether such fees and expenses are attributable to the Adviser and, therefore, are to be borne by the Adviser. In certain circumstances, the Adviser may determine that an expense is to be shared by the Adviser and the Fund, the Affiliated Funds and/or Other Accounts.

With respect to fees and expenses determined to be attributable to the Fund, Affiliated Funds and/or the Other Accounts (as opposed to fees and expenses attributable to the Adviser), generally, each of the Fund, Affiliated Fund or Other Account will bear its own operating and other fees and expenses. If any fees and expenses are incurred for the account of more than one of the Fund, Affiliated Fund or Other Account, the Adviser will allocate such fees and expenses among the Fund, the Affiliated Funds and/or Other Accounts as described below or in such other manner as the Adviser considers fair and equitable. Certain fees and expenses allocated to more than one Fund or Other Account may be allocated on a pro rata basis based on the month-end net asset value of each participating account (such as certain regulatory filings) or based on each account’s month-end pro rata share of an investment (such as where an expense has been incurred in connection with a particular investment that is in the account’s portfolio at such time). Where appropriate, other fees and expenses may be divided equally among the Fund, the Affiliated Funds and/or Other Accounts regardless of their relative net asset values.

Expenses related to portfolio investments that the Fund, Affiliated Funds and/or Other Accounts used to hold but which are no longer in their portfolio are generally allocated among all participating accounts pro rata based on the month-end net asset value of each account preceding the payment date of the relevant invoice, except that to the extent the expense has been previously accrued for, the accrual will be reduced by the invoice amount. The Fund, Affiliated Funds and/or Other Accounts will not be responsible for expenses related to investments they did not hold.

In accordance with accounting guidelines, certain expenses may be accrued for prior to receiving an invoice, in which case the expenses will be reflected on the books of the Fund, Affiliated Funds or Other Accounts as expenses payable and will generally be allocated among the Fund, Affiliated Funds or Other Accounts based on each net asset value or share of the relevant investment, as applicable, at the time of the accrual. Where permitted by accounting guidelines, certain expenses (such as expenses incurred in connection with a bond issuance or organizational expenses) may be amortized, in which case the expense will be incurred throughout the life of the bond or the entity, as applicable.

CONFLICTS OF INTEREST

The Adviser’s Allocation Policies

Inherent conflicts of interest arise from the fact that the Adviser provides investment management services both to the Fund and to the Affiliated Funds and Other Accounts. The Adviser may face conflicts of interest when allocating investment opportunities among the Fund, the Affiliated Funds and Other Accounts, in particular as the Adviser and its affiliates may earn incentive allocation or other forms of performance compensation on the gains of Affiliated Funds and Other Accounts, whereas the Adviser is not entitled to any incentive allocation or any other form of performance fee from the Fund.

Furthermore, the portfolio strategies employed by the Adviser for the Affiliated Funds and Other Accounts could conflict with the transactions and strategies employed for the Fund and may affect the prices and availability of the securities, financial instruments and assets in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund, the Affiliated Funds and Other Accounts. Regulation and other factors may affect how, whether and when the Adviser rebalances investment positions.

Allocation Policy

It is the policy of the Adviser to allocate new investment opportunities fairly and equitably over time among the funds and investment vehicles it manages in light of the investment strategies for such funds and investment vehicles. This means that a proposed investment opportunity will generally be allocated among those funds and investment vehicles for which participation in the investment opportunity is considered appropriate by the Adviser, taking into account, among other considerations: (i) the applicable fund or investment vehicle’s investment objectives; (ii) the risk-reward profile of the proposed investment opportunity in light of the account’s objectives (whether such objectives are considered solely in connection with the specific investment opportunity or in the context of such account’s overall holdings); (iii) the potential for the proposed investment to create an imbalance in the account’s portfolio; (iv) cash balances, liquidity requirements of the account or anticipated cash flows (including as a result of actual or anticipated subscriptions and redemptions); (v) tax considerations; (vi) regulatory and client imposed restrictions that would or could limit a fund or investment vehicle’s ability to participate in the proposed investment opportunity; and (vii) any need to re-size risk in the account’s portfolio. In particular, only the Fund is subject to the requirements and limitations of the 1940 Act.

The Adviser expects to allocate investment opportunities among the Fund, the Affiliated Funds and Other Accounts sharing a similar investment strategy (if any) in a manner determined by Adviser in its sole discretion, after taking into account (i) the “target allocation” to a particular strategy, geography, sector or other relevant characteristics of the subject opportunity, (ii) target levels of diversification of the Fund, the Affiliated Funds and the Other Accounts and (iii) other factors that the Adviser believes in its sole discretion are relevant under the circumstances (which are generally the ones listed above). Similarly, as a result of the considerations described above, the Fund, an Affiliated Fund or an Other Account may increase its exposure to an existing investment position, while some or all of the other funds or investment vehicles managed by the Adviser may not participate in such increase. The allocation of investment opportunities may, in particular, take into account cash balances or cash requirements in the Fund, Affiliated Fund or Other Account, including, for example, as a result of actual or anticipated subscriptions or redemptions in the Affiliated Funds or Other Accounts.

For purposes of its allocation policy, the Adviser may determine to treat more than one security and/or financial instrument as one single investment opportunity, if, among other things, the relevant securities or financial instruments are deemed by the Adviser to bear similar characteristics.

Portfolio Companies

The Adviser may pursue active corporate engagement with respect to an investment. In doing so, the Adviser may cause the Fund, either alone or otherwise, to accumulate a significant position in the securities of a portfolio company, and may secure the appointment of persons selected by the Adviser to the portfolio company’s management team or board of directors. In doing so, the Adviser may acquire fiduciary duties to the portfolio company and to the portfolio company’s other shareholders. Such fiduciary duties may require such individuals to take actions that are in the best interests of the company or its shareholders, members, unitholders, partners or other owners. Accordingly, the Adviser may have a conflict of interest between the fiduciary duties (if any) that it owes to such portfolio company(ies) and its (their) shareholders, on the one hand, and those it owes to the Fund and the Common Shareholders, on the other hand. In addition, in the event that Mr. Ackman or any other members of the Adviser join a portfolio company’s management team or board of directors, and material non-public information is obtained with respect to such company or the Fund becomes subject to trading restrictions pursuant to the internal trading policies of such company or as a result of applicable law or regulations, the Fund may be prohibited for a period of time from purchasing or selling the securities of such company, and as a result be prevented from increasing its exposure (or maintaining its relative ownership stake, in the case that additional securities are issued by such company) to an investment position which appreciates or divesting from or exiting an investment position which decreases in value. Any such restrictions may have a material adverse effect on the Fund and the value of any investment in the Fund.

Special Investment Vehicles

The Adviser has in the past established, and may in the future establish special investment vehicles (“SIVs”) to make investments in one or more securities or financial instruments. This may be the case, for example, where the Adviser proposes to acquire a large position in an issuer without causing the funds it manages to become overly exposed to that issuer.

Each SIV is likely to be different and allocation of each such opportunity will be dependent upon the facts and circumstances specific to that unique situation (such as, strategy, industry, size, and projected timeline of the investment). As a general matter, the Adviser, in allocating such opportunities to potential co-investors, expects to take into account various facts and circumstances including, but not limited to, whether a certain investor adds strategic value, industry expertise or other similar synergies, whether a potential investor has expressed an interest in evaluating such opportunities, whether the investor has the ability to review the co-investment opportunity and provide capital within the time frame required under the circumstances, whether a potential investor has a history of participating in co-investment opportunities with the Adviser, the size of the potential investor’s interest to be held in the investment, whether the potential investor has demonstrated a long-term and/or continuing commitment to the potential success of the Adviser and its funds, and such other factors that the Adviser deems relevant under the circumstances. In addition, given their specific purposes, such SIVs may be allocated more or less than their pro-rata share of certain securities and financial instruments or may accumulate securities and financial instruments at a faster or slower rate than the Fund. Conversely, upon a determination to wind-up an SIV, such vehicle may divest its securities and financial instruments at a faster or slower rate than the Fund, or may do so at a time when the Fund is purchasing such securities and financial instruments.

Other Activities

The Adviser is not restricted from forming additional investment funds, entering into other investment advisory relationships, exercising investment responsibility, engaging in other business (or non-business) activities or directly or indirectly purchasing, selling, holding or otherwise dealing with any securities for the account of any such other business or for other clients (including, without limitation, for or on behalf of clients that invest or may invest in us, the Affiliated Funds and Other Accounts). These activities may be in competition with us or involve substantial time and resources of the Adviser. The Adviser has agreed with PSH that it will offset the variable performance fee payable by PSH to the Adviser in an amount equal to 20% of any management fees the Adviser earns from funds it manages that invest in public securities that do not have performance fees, which includes the Fund. Although the officers and employees of the Adviser will devote as much time to the Fund as the Adviser deems appropriate, the officers and employees may have conflicts in allocating their time and services among the Fund and Other Accounts now or hereafter advised by the Adviser.

Subject to the limitations of the 1940 Act, the Adviser may, at its sole discretion, offer co-investment opportunities to third parties, including, without limitation, certain shareholders and Other Accounts.

Co-investment opportunities may be made available through limited partnerships, limited liability companies or other entities formed to make such investments. The Adviser may earn management fees and/or performance-based compensation (which may or may not be different from the fees and/or compensation charged to or received from us) in respect of such co-investments.

The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any pooled investment vehicle managed by the Adviser or any of its affiliated persons. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Mr. Ackman oversees the management of his family office, the mandate of which is to invest in real estate, venture capital and/or other private investments for the benefit of Mr. Ackman, members of his immediate family and certain employees of the family office. While day-to-day management of the family office has been delegated to its employees, Mr. Ackman retains oversight and ultimate control over the operation of the family office. We do not expect that Mr. Ackman’s oversight role will affect his ability to fulfill his obligations to the Adviser or otherwise interfere with the operations of the Adviser. We do not directly invest in real estate properties, venture capital or private investments of the kind in which the family office invests. There can be no assurance, however, that investments for the family office would not also be appropriate for us or would not affect, adversely or otherwise, our investments. Mr. Ackman and the employees of the family office are subject to the Insider Trading Policies and Code of Ethics which are further described below. See “– Officers and Employees of the Adviser May Have Access to Non-Public Information.”

Portfolio Transactions

Subject to policies established by the Board, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

Officers and Employees of the Adviser May Have Access to Non-Public Information

The Adviser has adopted a code of ethics (the “Code of Ethics”) covering partners, employees and certain affiliates of the Adviser (“Access Persons”) that governs personal securities trading and is designed to ensure compliance with applicable statutes and regulatory requirements and to prevent transactions suspected of being in conflict with our best interests or the best interests of other clients of the Adviser. Among other restrictions, the Code of Ethics generally prohibits personal securities trading of Access Persons that anticipates or competes with our trading activity or would result from exposure to material non-public information.

Access Persons may from time to time come into possession of material non-public or other confidential information about public companies that, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law and the Adviser’s internal policies (the “Insider Trading Policies”), Access Persons would be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any person, regardless of whether such person is a client of the Adviser. Accordingly, Access Persons are prohibited from communicating such material non-public or other confidential information, and such Access Persons will have no responsibility or liability for failing to disclose such information to shareholders or other clients as a result of following the Code of Ethics and the Insider Trading Policies of the Adviser.

Subject to the applicable requirements of the Code of Ethics, certain Access Persons may trade in securities for their own accounts. In addition, certain Access Persons may purchase or sell securities or engage in transactions at the same time as us and, therefore, may potentially affect prices or available opportunities. Any such trading by Access Persons, however, will be subject to required pre-clearance by the Adviser’s Chief Compliance Officer and must be in accordance with the Adviser’s compliance manual.

Relationship with Service Providers

Certain of the Fund’s service providers have different divisions with separate relationships with the Fund and/or with the Adviser and its partners and/or employees (in their individual capacities). The existence of multiple relationships with these different divisions or the same division of our service providers may give rise to conflicts of interest with respect to the Fund or the Adviser.

Conflicts Committee

The Adviser has established a Conflicts Committee that is responsible for (i) identifying potential conflicts of interest that may arise in its business and considering ways to address and mitigate them; (ii) considering new or potential conflicts that have not previously been addressed or that are otherwise not addressed in the Adviser’s standard policies; and (iii) reviewing at least annually the adequacy of disclosure to investors regarding potential conflicts of interest and the effectiveness of existing policies designed to address potential conflicts. The Conflicts Committee comprises the Adviser’s Portfolio Manager, Mr. Ackman, the President, Chief Compliance Officer, Chief Financial Officer and Head of Investor Relations, along with two affiliates of the Adviser. See “Portfolio Management — The Adviser.” In the context of its oversight duty, the Board is also kept regularly informed of the policies, reviews and decisions of the Adviser’s Conflicts Committee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A shareholder who beneficially owns more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As the Fund had not commenced operations as of [●], the Fund does not know of any persons, other than [●], who own of record or beneficially, 5% or more of the Common Shares as of that date.

NET ASSET VALUE

The Fund will determine its NAV daily, as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund will determine its NAV by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares, if any, and dividends payable) by the total number of shares of Common Shares outstanding.

On a weekly basis, the Fund will report its NAV, which is calculated as of the close of business on each Tuesday and posted on the following day that is a business day in New York. In the event that Tuesday is not a business day in New York, the Fund will report the close-of-business NAV as of the business day immediately preceding that Tuesday. In addition, on a monthly basis, the Fund will report its end-of-month NAV which is calculated as of the close of business on the last day of the month and posted on the following day that is a business day in New York. For weeks that include a month-end NAV report, the Fund will report only the month-end NAV and not report the Tuesday (weekly) NAV.

The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under valuation policies and procedures established by the Board. These valuation policies and procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid and ask prices supplied by independent brokers and evaluated prices supplied by independent pricing services.

Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.

It is expected that the Board will designate the Adviser as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). If the Valuation Designee determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing.” In addition, the Fund may use fair value pricing determined by the Valuation Designee if the pricing source does not provide a price that, in the judgment of the Valuation Designee, represents fair value. Securities or other assets that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment’s quoted or published price of the investment. Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.

DISTRIBUTIONS

The Fund intends to distribute at least the minimum amount necessary to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs. Such treatment requires that the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). The Fund will be subject to tax on any undistributed taxable income or gains, including net capital gain.

Dividends, if any, are expected to be declared and paid annually. Payments will vary in amount, depending on investment income received and expenses of operation as well as reinvestment activity. The Fund is not a suitable investment for any investor who requires regular dividend income.

The Fund reserves the right to change its dividend distribution policy at the discretion of the Board.

To the extent that any portion of the Fund’s distributions are considered a return of capital to shareholders for U.S. federal income tax purposes, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such shares, and could result in a higher tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) and as return of capital thereafter.

Each year, a statement on Form 1099-DIV (or Form 1099-B, as applicable) identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering.

As discussed above and under “U.S. Federal Income Tax Considerations,” to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. The Fund intends to distribute at least the minimum amount necessary to qualify for such favorable U.S. federal income tax treatment and will be subject to tax on any undistributed taxable income or gains, including net capital gain. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, amounts of investment company taxable income and net capital gain that were not distributed and on which the Fund paid U.S. federal income tax for a tax year ending in the relevant calendar year are deemed distributed in such calendar year. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.

Before investing you may want to consult your tax advisor.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted a dividend reinvestment plan that provides for reinvestment of cash dividends and other distributions on behalf of registered holders of Common Shares, unless a Common Shareholder elects to receive cash as provided below. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, the Common Shareholders who have not “opted out” of the dividend reinvestment plan will have cash dividends or other distributions automatically reinvested in additional Common Shares, rather than receiving the cash dividends or other distributions. In this way, a Common Shareholder can maintain an undiluted investment while still allowing the Fund to pay out the required distributable income.

In the case of shareholders such as banks, brokers or other nominees which hold Common Shares for others who are the beneficial owners, the Administrator will administer the plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the plan. Beneficial owners should contact their bank, broker or other nominee for more information.

No action will be required on the part of Common Shareholders to have cash dividends or other distributions reinvested in Common Shares. Common Shareholders may elect to receive an entire dividend or other distribution in cash by notifying [●], the Administrator, in writing so that such notice is received by the Administrator by the record date for such cash dividend or other distribution to Common Shareholders. The Administrator will set up an account for Common Shares acquired through the plan for Common Shareholders who have not elected to receive dividends or other distributions in cash and hold such Common Shares in non-certificated form.

The Common Shares are acquired by the Administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date of the dividend or other distribution, the Fund’s NAV is equal to or less than the market price per Common Share on the NYSE plus estimated brokerage commissions (such condition being referred to as “market premium”), the Administrator will invest the dividend or distribution amount in Newly Issued Shares on behalf of the Common Shareholder. The number of Newly Issued Shares to be credited to the Common Shareholder’s account will be determined by dividing the dollar amount of the dividend or other distribution by the Fund’s NAV on the date the shares are issued, unless the Fund’s NAV is less than 95% of the then current market price per Common Share, in which case the dollar amount of the dividend or other distribution will be divided by 95% of the then current market price per Common Share on the NYSE. If on the payment date of the dividend or other distribution the Fund’s NAV is greater than the market price per Common Share on the NYSE, the plan administrator will invest the dividend amount in Common Shares acquired on behalf of the Participant in Open-Market Purchases.

There will be no brokerage charges or other charges to Common Shareholders who participate in the plan. The Administrator’s fees under the plan will be paid by the Fund. If a participant elects by written notice to the Administrator to have the Administrator sell part or all of the Common Shares held by the Administrator in the participant’s account and remit the proceeds to the participant, the Administrator is authorized to deduct a transaction fee (currently $[●]) from the proceeds.

Common Shareholders who receive dividends and other distributions in the form of Common Shares are subject to the same federal, state and local tax consequences as are Common Shareholders who elect to receive their dividends or other distributions in cash. A Common Shareholder’s basis for determining gain or loss upon the sale of Common Shares received in a dividend or other distribution from the Fund will be equal to the total dollar amount of the dividend or other distribution payable to the Common Shareholder. Any Common Shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the Common Shares are credited to the U.S. Common Shareholder’s account.

Participants may terminate their accounts under the plan by notifying the Administrator via its website at [●], by filling out the transaction request form located at the bottom of their statement and sending it to the Administrator at the address set forth below or by calling the Administrator at [●].

The plan may be terminated by the Fund upon notice in writing mailed to each participant at least [30] days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the Administrator by mail at [●] or by phone at [●].

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the terms of the Common Shares and preferred shares which may be issued by the Fund as well as potential future borrowings. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated November 28, 2023. Pursuant to the Declaration of Trust, the Fund is authorized to issue an unlimited number of Common Shares. Each Common Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Listing and Symbol. The Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “PSUS.”

Voting Rights. Until any preferred shares are issued, holders of the Common Shares will vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act mandates a vote by the Common Shareholders. If preferred shares are issued, holders of preferred shares will have a right to elect two of the Fund’s Trustees, and will have certain other voting rights. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting, unless applicable law or the Governing Documents requires a separate vote of one or more classes of the Fund’s shares, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Declaration of Trust provides that Trustees shall be elected by the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy and entitled to vote thereon, voting together as a single class; provided that in the event that the 1940 Act requires any Trustee to be elected by the holders of preferred shares, such Trustees to be elected solely by the holders of preferred shares shall be elected by the affirmative vote of a majority of the preferred shares present in person or represented by proxy and entitled to vote thereon, voting as a separate class, and the remaining Trustees shall be elected by the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy and entitled to vote, voting together as a single class.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each fiscal year. If for any reason the Common Shares are not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund’s shareholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Governing Documents so that the Fund is not otherwise required to hold annual meetings of shareholders.

Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the prospectus relating to any such offering of Common Shares at a price below NAV. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below NAV. Because the Fund’s Management Fee is based upon the Fund’s NAV, the Adviser’s interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its Common Shareholders.

Preferred Shares

The Fund’s Governing Documents provide that the Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. Under the 1940 Act, with respect to preferred shares, the Fund is required to have asset coverage of at least 200%.

Issuance of preferred shares would constitute leverage and could entail special risks to the Common Shareholders. See “Risk Factors — Leverage Risk.”

In connection with and upon the completion of this offering the Fund intends to issue, in a transaction exempt from registration under the Securities Act, $[●] aggregate liquidation preference of preferred shares. The Fund expects to issue all of such preferred shares to the Adviser at a price equal to the liquidation preference of such preferred shares. Any such issuance of preferred shares will be subject to the approval of the Board including the Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Under Rule 18f-4, the VaR leverage limits are greater (250% asset coverage rather than 200% asset coverage) for a closed-end fund that has preferred shares outstanding than for a closed-end fund that does not have preferred shares outstanding. See “Use of Leverage — Derivative Transactions” for more information.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

1940 Act Limitations. Under the 1940 Act, the Fund may not issue preferred shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Trust’s total assets). For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the preferred shares. “Senior security” generally means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the preferred shares is the amount that holders of preferred shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on the Common Shares, or to purchase any Common Shares, unless the preferred shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary to maintain asset coverage of any preferred shares of at least 200%.

Access to Records

Any shareholder will have access to the books and records of the Fund as described in Section 3819 of the DSTA.

Reports to Shareholders

The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at [●] or call [●] or visit the Fund’s website at [●]. This reference to the website does not incorporate the contents of the website into this prospectus.

Conflict with the 1940 Act

The Fund’s Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents may be regarded as “anti-takeover” provisions.

Any of the Trustees may be removed by action taken by two-thirds of the remaining Trustees or for cause only, and not without cause, by a majority of the remaining Trustees and the affirmative vote of the holders of not less seventy-five percent (75%) of the outstanding shares then entitled to vote in an election of such Trustee at a meeting that has been called for such purpose. “Cause” shall require (i) a final judicial determination by a court of competent jurisdiction that a Trustee has committed any action relating to the performance of his or her duties as a Trustee of the Trust that constitutes gross negligence, fraud or willful misconduct, or (ii) that a Trustee has been indicated or convicted in a court of competent jurisdiction of a felony for (A) a crime involving fraud, moral turpitude or violence; or (B) an intentional or material violation of applicable securities or regulatory laws.

The Declaration of Trust requires a vote by a majority of the Trustees followed by the holders of at least seventy-five percent (75%) of the Common Shares and, if issued, preferred shares, voting together as a single class, except as described below, to authorize:

(1)	a conversion of the Fund from a closed-end fund to an open-end fund;

(2)	a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund; or

(3)	a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities).

unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Fund’s Governing Documents and two-thirds of the Trustees who are not “interested persons” of the Fund for purposes of Section 2(a)(19) of the 1940 Act, in which case the affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act), voting together as a single class shall be required.

In the case of the conversion of the Fund to an open-end fund, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Fund’s Governing Documents and two-thirds of the Trustees who are not “interested persons” of the Fund for purposes of Section 2(a)(19) of the 1940 Act, in which case the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class, would be required.

Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

The overall effect of the provisions described above is to render more difficult the accomplishment of a merger or the assumption of control by a third party and could also have the effect of depriving the Common Shareholders of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with the Board regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The voting requirements set forth above are in excess of those required under the DSTA, which does not provide an enumerated threshold for many of the matters discussed in this section of the prospectus.

The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in the DSTA Control Share Statute. The DSTA Control Share Statute applies to any closed-end fund organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the DSTA or the Fund’s Governing Documents with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

•	10% or more, but less than 15% of all voting power;

•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the control shares) until approved by a vote of shareholders, as described above, or otherwise exempted by the Board. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within ten (10) days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Board, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Board, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have held that certain control share bylaws and the opting in to certain state control share statutes are inconsistent with the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Trustees and the proposal of other business to be considered by the shareholders may be made only (1) pursuant to the Fund’s notice of the meeting given by or at the direction of the Board or any duly authorized committee thereof, (2) otherwise by or at the direction of the Board or (3) by any one or more shareholders who (i) are each at the time the required notice is delivered to the Secretary of the Fund and on the record date for the determination of shareholders entitled to notice of and to vote at such annual meeting of shareholders, (ii) are each entitled to make nominations or proposals and to vote at the meeting and (iii) comply with the advance notice procedures set forth in the Bylaws. To be timely, a shareholder’s notice shall set forth all required information and must be delivered to the Secretary of the Fund at its principal executive office not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the anniversary date of the preceding year’s annual meeting. In the event, however, that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Trust. The foregoing does not affect any right of a shareholder to request inclusion of a proposal pursuant to Rule 14a-8 of the Exchange Act.

The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Trustees and the proposal of other business to be considered by the shareholders must satisfy a series of requirements relating to, among other things, (i) the shareholder giving notice and the beneficial owners, if any, on whose behalf the nomination is made, (ii) as to each person the shareholder proposes to nominate for election as Trustee, potential conflicts of interest or relationships and fitness to be a Trustee of a closed-end fund, and (iii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made.

The purpose of requiring shareholders to give the Fund advance notice of nominations and other business at annual meetings of shareholders is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting annual meetings of shareholders. Although the Governing Documents do not give the Board any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action at annual meetings of shareholders that satisfy the requirements of the Governing Documents, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

The Fund’s Governing Documents provide that a special meeting of shareholders may be called at any time only by a majority of the Trustees or the Chief Executive Officer and will be limited to the purposes for any such special meeting set forth in the notice thereof or otherwise at the direction of the Board. Shareholders will not be entitled to make nominations or other proposals at any special meeting of shareholders.

The Declaration of Trust also contains provisions regarding derivative and direct claims of shareholders. Under the Declaration of Trust, shareholders of the Fund may not bring a derivative action to enforce the rights of the Fund unless certain conditions are met, including that, prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board requesting that the Board cause the Fund to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand and requires at least 10% of the shareholders of the Fund to join in bringing any derivative action. Within a reasonable time after the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Fund. If the demand for derivative action has been considered by the Board, and a majority of the independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund (or class, as applicable), the complaining shareholders shall be barred from commencing the derivative action.

The Declaration of Trust further provides that a group of shareholders may not bring or maintain a direct action or claim for monetary damages against the Fund or the Trustees predicated upon an express or implied right of action under the Declaration of Trust or the 1940 Act, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless shareholders who hold at least 10% of the outstanding shares of the Fund have obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the group of shareholders or shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days of its receipt by the Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Fund or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made in their business judgment and shall be binding on all shareholders.

These provisions in the Declaration of Trust regarding derivative and direct claims of shareholders do not apply to claims made under the U.S. federal securities laws.

The Declaration of Trust also includes an exclusive forum provision which states that, unless the Fund consents in writing to the selection of an alternative forum, the U.S. Federal District Courts will be the sole and exclusive forum for any suit, action or proceeding arising under any federal securities laws. The Bylaws further provide that any other suit, action or proceeding (i.e., those not arising under the federal securities laws) must be brought in the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, unless the Fund consents in writing to the selection of an alternative forum. These exclusive forum provisions may increase costs for a shareholder to bring a claim or may limit a shareholder’s ability to bring a claim in a judicial forum that they find convenient or favorable. Further, the enforceability of an exclusive forum provision is questionable.

The Declaration of Trust provides that the Board may amend the Declaration of Trust without any vote of the shareholders, provided, however, that if any amendment or new addition to the Declaration of Trust adversely affects the rights of the Fund’s shareholders or diminishes or eliminates any voting rights pertaining thereto, such amendment or addition must be approved by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, shareholders have no authority to adopt, amend or repeal the Bylaws. Under the Declaration of Trust and the Bylaws, the Trustees have the exclusive power to amend or repeal the Bylaws or adopt new Bylaws at any time, provided that the Trustees shall not adopt Bylaws which are in conflict with the Declaration of Trust. Action by the Trustees with respect to the Bylaws shall be taken by an affirmative vote of a majority of the Trustees.

The Fund’s Governing Documents will be on file with the SEC prior to the completion of the offering. See “Additional Information.”

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. The Fund reserves the right, at any time to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Board as required by law and the Fund’s Governing Documents.

In the event of conversion to an open-end fund, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at net asset value, less any applicable redemption charge, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

REPURCHASE OF COMMON SHARES

Because the Fund is a closed-end management investment company, the Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time the Common Shares in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. See “Use of Leverage.” Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of the Common Shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing approved by the Board would have to comply with the Exchange Act, the 1940 Act, and the rules and regulations thereunder.

The Board will review periodically the trading range and activity of the Fund’s shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations affecting the Fund and the ownership and disposition of the Common Shares. This discussion assumes you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments) and is applicable only to holders who purchase Common Shares in this offering. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect.

This discussion does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	S corporations;

•	governments or agencies or instrumentalities thereof;

•	RICs;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	insurance companies;

•	broker-dealers;

•	taxpayers subject to mark-to-market accounting rules;

•	persons holding Common Shares as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•	persons that actually or constructively own 5% or more of our Common Shares by vote or value;

•

persons that acquired our Common Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•

accrual-method taxpayers who are required under Section 451(b) of the Code to recognize income for U.S. federal income tax purposes no later than when such income is taken into account in applicable financial statements;

•	controlled foreign corporations or passive foreign investment companies; and

•	tax-exempt entities.

This discussion also does not consider the tax treatment of entities treated as partnerships or other pass-through entities for U.S. federal income tax purposes or persons who hold our Common Shares through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner of a partnership holding our Common Shares, we urge you to consult your own tax advisors.

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements.

(i)

The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

(ii)

The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (a) any one issuer, (b) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (c) any one or more “qualified publicly traded partnerships” (as defined in the Code). These asset diversification requirements are subject to certain special and complex measurement rules. For example, the Fund generally will not fail to satisfy the asset diversification requirements solely as a result of a change in value with respect to assets held by the Fund as of the end of a prior quarter.

(iii)

The Fund must distribute in each taxable year at least 90% of its investment company taxable income (generally, its ordinary income and the excess of any net short-term capital gain over net long-term capital loss).

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains. The Fund intends to distribute at least the minimum amount necessary to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount, including any amount designated as undistributed capital gain pursuant to the following sentence. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections but not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year and (iii) any income or gains realized, but not distributed, and on which the Fund paid no federal income tax, in preceding years. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be decreased to reflect any over-distribution from the previous year and amounts of investment company taxable income and net capital gain realized, but not distributed, and on which the Fund paid U.S. federal income tax for a tax year ending in the relevant calendar year are deemed distributed in such calendar year for purposes of the excise tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gains or “qualified dividend income” into higher-taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of Common Shares who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia.

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Distributions. Distributions paid to you by the Fund from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits as determined for U.S. federal income tax purposes (“ordinary income dividends”) are generally subject to tax as ordinary income.

In the case of corporate shareholders, properly reported ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. If you are a non-corporate shareholder (including a shareholder who is an individual), any properly reported ordinary income dividend that you receive from the Fund generally will be eligible for taxation at reduced maximum rates to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so reported by the Fund as qualified dividend income. Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund’s dividends or other distributions unless you are taking a distribution or making a withdrawal.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

It is possible the Fund may decide to retain some or all of its net capital gains, and to designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay corporate-level tax on the retained amount, you will be required to include your share of the deemed distribution in income as if it had actually been distributed to you, and you will be entitled to claim a credit or refund equal to your allocable share of the corporate-level tax the Fund pays on the retained capital gain. The amount of the deemed distribution net of such tax will be added to your cost basis for your Common Shares.

Since the Fund expects to pay tax on any retained capital gains at its regular corporate capital gain tax rate, and since that rate may be in excess of the maximum rate currently payable by non-corporate U.S. holders on long-term capital gains, the amount of tax that non-corporate U.S. holders will be treated as having paid may exceed the tax they owe on the capital gain dividend. If applicable, such excess generally may be claimed as a credit or refund against your other U.S. federal income tax obligations. If you are not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return, you would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund (or the applicable withholding agent) will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Sale of Common Shares. The sale or other disposition of Common Shares of the Fund (including upon the liquidation of the Fund) will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your Common Shares and the amount of proceeds received in exchange for such Common Shares. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of Common Shares who is not a U.S. holder (as defined above). Whether an investment in the Common Shares is appropriate for a Non-U.S. holder will depend on your particular circumstances. Non-U.S. holders should consult their tax advisors before investing in the Common Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. holders (including interest income and realized net short-term gains in excess of realized long-term capital losses, which generally would be free of federal withholding tax if paid to Non-U.S. holders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If such distributions are income effectively connected (or treated as effectively connected) with a U.S. trade or business (“ECI”) of the Non-U.S. holder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. holder), the Fund will not be required to withhold U.S. federal tax if the Non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. holders. Special certification requirements apply to a Non-U.S. holder that is a non-U.S. partnership or non-U.S. trust, and such entities are urged to consult their own tax advisers.

U.S.-source withholding taxes are not generally imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. No assurances can be given as to whether any of the Fund’s distributions will be reported as eligible for this exemption from withholding tax. In addition, Non-U.S. holders should be aware that U.S. withholding rules require the Fund (or its withholding agent) to withhold on distributions in the absence of certainty as to whether such distributions are eligible for the exemption from withholding tax. Since amounts designated as interest-related dividends may be reduced to the extent such amounts exceed the Fund’s “qualified net interest income” for the taxable year in which such dividend is distributed, the Fund will generally not be certain that the entire amount of mid-year distributions of interest-related dividends is, in fact, properly treated as such. Accordingly, such distributions to Non-U.S. holders may be subject to over-withholding by the Fund (or its withholding agent).

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. holder, and gains realized by a Non-U.S. holder upon the sale of its Common Shares (including upon a liquidation of the Fund), will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are ECI of the Non-U.S. holder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. holder) or, in the case of an individual, the Non-U.S. holder was present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of the Fund’s net capital gains, or any gains realized upon the sale or redemption of its Common Shares, are ECI of the Non-U.S. holder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. holder), such amounts will be subject to U.S. income tax, on a net-income basis, in the same manner, and at the graduated rates applicable to, a U.S. holder. For a corporate Non-U.S. holder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of the Common Shares that are ECI (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. holder), may under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Non-U.S. holders should consult their own tax advisers with respect to the U.S. federal income tax consequences of an investment in the Common Shares.

FATCA

Under legislation commonly referred to as the “Foreign Account Tax Compliance Act” (or “FATCA”), the applicable withholding agent generally will be required to withhold 30% of any payment of dividends on the Common Shares paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. account holders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each U.S. owner and such entity meets certain other specified requirements. If payments of this withholding tax are made, Non-U.S. holders that are otherwise eligible for an exemption from, or reduction in, withholding of U.S. federal income taxes with respect to such interest or dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. The Fund will not pay any additional amounts in respect of any amounts withheld. This withholding may be applied to reduce any future distributions to which you may be entitled.

Foreign Taxation

Income earned and gain realized by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The imposition of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Backup Withholding and Information Reporting

Backup withholding may apply to distributions on the Common Shares with respect to certain U.S. holders. Such U.S. holders generally will be subject to backup withholding unless such U.S. holders provide their correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against such U.S. holder’s U.S. federal income tax liability, provided the proper information is provided to the IRS. Generally, the Fund must report to the IRS and to Non-U.S holders the amount of interest and dividends paid to the Non-U.S. holders and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividend payments and any withholding may also be made available to the tax authorities in the country in which the holder resides under the provisions of an applicable treaty or agreement. In general, a Non-U.S. holder will not be subject to backup withholding with respect to payments of dividends if (a) the Non-U.S. holder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a U.S. person (which certification may be made on an IRS W-8BEN or W-8BEN-E (or successor form)) or (b) the Non-U.S. holder holds the Common Shares through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations. A Non-U.S. holder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption) of the Common Shares within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the Non-U.S. holder otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

UNDERWRITING

The underwriters named below (the “Underwriters”), acting through Citigroup Global Markets Inc., UBS Securities LLC, BofA Securities, Inc. and Jefferies LLC as their representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares [(other than those covered by the over-allotment option described below)] if any are purchased.

Underwriter	Number of Shares
Citigroup Global Markets Inc.	[●]
UBS Securities LLC	[●]
BofA Securities, Inc.	[●]
Jefferies LLC	[●]
Total	[●]

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

[The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional [●] Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.]

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

The Fund has agreed to pay a commission to the Underwriters in a maximum amount of $[●] per Common Share ([●]% of the public offering price per Common Share). This sales load may be reduced based on the aggregate public offering price, as follows:

•	the Fund will pay an underwriting commission equal to 2.0% with respect to the aggregate public offering price of Common Shares sold to institutional investors up to and including $1,000,000,000;

•

the Fund will pay an underwriting commission equal to 1.5% with respect to the aggregate public offering price of Common Shares sold to institutional investors exceeding $1,000,000,000 up to and including $1,500,000,000;

•

the Fund will pay an underwriting commission equal to 1.0% with respect to the aggregate public offering price of Common Shares sold to institutional investors exceeding $1,500,000,000 up to and including $2,000,000,000;

•

the Fund will pay an underwriting commission equal to 0.60% with respect to the aggregate public offering price of Common Shares sold to institutional investors exceeding $2,000,000,000 up to and including $10,000,000,000;

•

the Fund will pay an underwriting commission equal to 0.25% with respect to the aggregate public offering price of Common Shares sold to institutional investors exceeding $10,000,000,000 up to and including $15,000,000,000;

•

the Fund will pay an underwriting commission equal to 0.125% with respect to the aggregate public offering price of Common Shares sold to institutional investors exceeding $15,000,000,000 up to and including $20,000,000,000;

•	the Fund will pay an underwriting commission equal to 0.10% with respect to the aggregate public offering price of Common Shares sold to institutional investors exceeding $20,000,000,000;

•	the Fund will pay an underwriting commission equal to [●]% with respect to retail proceeds.

The commission determined above will be paid by the Fund and will be borne equally by all Common Shareholders. In addition, the Fund will bear all costs associated with this offering.

The Representatives have advised the Fund that the Underwriters may pay up to $[●] per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $[●] per Common Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before [●], 2024.

Prior to this offering, there has been no public or private market for the Common Shares of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the NYSE under the trading or ticker symbol “PSUS,” subject to notice of issuance.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

The Fund and the Adviser have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby or (2) pursuant to the Fund’s dividend reinvestment plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

Investors in certain private funds advised by the Adviser may be offered the opportunity to redeem their investment in such private funds for cash in connection with a decision to purchase Common Shares in this offering at the public offering price per share.

Certain investors, including the Adviser, employees of the Adviser and its affiliates, who have indicated an interest in purchasing Common Shares in this offering have agreed that for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that such party may sell or otherwise dispose of Common Shares pursuant to certain limited exceptions. The Representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, all forms of additional payments to the underwriters, if any, and the reimbursement by the Fund of certain expenses of the Underwriters, will not exceed [•]% of the total public offering price of the Common Shares offered hereby.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, New York 10019. The principal business address of BofA Securities, Inc. is One Bryant Park, New York, New York 10036. The principal business address of Jefferies LLC is 520 Madison Avenue, New York, New York 10022.

PROXY VOTING

In accordance with SEC requirements, the Adviser has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) to address how the Adviser will vote proxies that it receives for the Fund’s, Affiliated Funds’ and Other Accounts’ investments. The Proxy Policies seek to ensure that the Adviser votes proxies (or similar instruments) in the best interests of the Fund, Affiliated Funds and Other Accounts and ahead of the Adviser’s interests, including when there may be conflicts of interest in voting proxies. The Adviser does not anticipate any conflicts of interest between the Adviser and the Fund, Affiliated Funds and Other Accounts in terms of proxy voting. If the Adviser, however, encounters an identifiable conflict of interest with respect to a particular vote, with sufficient time before a vote, the Adviser’s Chief Compliance Officer or conflicts committee will determine how to vote the proxy consistent with the best interests of the Fund, Affiliated Funds and Other Accounts and in a manner not affected by the conflict of interest. The conflicts committee may opt for a voting procedure by which guidance is sought from outside legal counsel on matters involving a conflict of interest. Clients (including Common Shareholders) may not direct the Adviser’s proxy voting but may obtain a copy of the Proxy Policies and/or information regarding how the Adviser voted proxies for particular portfolio companies by contacting the Adviser.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

[●] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. [●] is located at [●].

[●] serves as the Fund’s dividend disbursing agent, transfer agent and registrar for the Common Shares. [●] is located at [●].

[●] serves as administrator to the Fund. Pursuant to an administration agreement, [●] is responsible for providing administrative services to the Fund. For the services, the Fund pays [●] a fee, accrued daily and paid monthly, at the annual rate equal to [●]% of the first $[●] in [NAV], [●]% of the next $[●] in [NAV], [●]% of the next $[●] in [NAV], and [●]% of [NAV] above $[●].

[●] also serves as fund accounting agent to the Fund. Pursuant to a fund accounting agreement, [●] performs certain accounting services. For the services, the Fund pays [●] a fee, accrued daily and paid monthly, at the annual rate equal to [●]% of the first $[●] in average daily Net Assets, [●]% of the next $[●] in average daily Net Assets, [●]% of the next $[●] in [NAV], and [●]% of [NAV] above $[●], subject to a minimum fee of $[●] per year, and reimburses [●] for certain out-of-pocket expenses.

LEGAL MATTERS

The validity of the Common Shares offered hereby will be passed upon for the Fund by Richards, Layton & Finger, P.A. Certain other legal matters will be passed upon by Sullivan & Cromwell LLP as counsel to the Fund in connection with the offering of the Common Shares. Certain legal matters will be passed on for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] has been engaged as the Fund’s Independent Registered Public Accounting Firm.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Following the completion of this offering, Mr. Ackman, the Chief Executive Officer of the Adviser, intends to use his X (formerly Twitter) account (@BillAckman) as a means of publicly disseminating current information about the Fund from time to time including information about new and disposed of investments and hedges, as well as his views on macroeconomic, geopolitical and other developments. Accordingly investors should monitor this account in addition to following the Fund’s SEC filings and the Fund’s website ([●]), as well as the Fund’s press releases and investor presentations and events. Information included in Mr. Ackman’s X account or on the Fund’s website is not a part of or incorporated by reference into this prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●]

STATEMENT OF ASSETS AND LIABILITIES AS OF [●], 2024

[●]

STATEMENT OF OPERATIONS FOR THE PERIOD FROM [●] TO [●]

[●]

APPENDIX A – SUPPLEMENTAL PERFORMANCE INFORMATION OF THE AFFILIATED FUNDS

The Fund is a newly-organized, non-diversified, closed-end management investment company. The performance information presented below is for: (i) Pershing Square Holdings, Ltd. (“PSH”), a Guernsey-registered closed-ended investment fund; (ii) Pershing Square, L.P. (“PSLP”), a private investment fund organized as a Delaware limited partnership; and (iii) Pershing Square International, Ltd. (“PSIL”), a Cayman Islands exempted company, which operates as a private investment fund (collectively, the “Affiliated Funds”), each of which is currently managed by the Adviser, which has managed each of the Affiliated Funds since its respective inception.

The supplemental performance information presented below illustrates the past performance of all funds managed by the Adviser with investment objectives, policies and strategies that are substantially similar to the investment objectives, policies and strategies of the Fund. There can be no assurance that the Fund will achieve comparable results or that the returns generated by the Fund will equal or exceed those of any Affiliated Fund, or that the Fund will be able to implement its investment strategy or achieve its investment objective. The Fund’s investments may be made under different economic conditions and may include different underlying investments than those of the Affiliated Funds. See “Risk Factors” beginning on page [38] of the prospectus for more information.

The supplemental performance information presented below is not the performance record of the Fund and should not be considered a substitute for the Fund’s own performance. Past returns are not indicative of future performance.

The tables and graphs below set forth (i) under the heading “Annualized Returns,” the historical net annual (with respect to the 1-Year period) and annualized (with respect to all other periods) total returns of each of the Affiliated Funds for the specified periods ending December 31, 2023 and March 31, 2024, (ii) under the heading “Cumulative Returns,” the (a) cumulative return and (b) compound annualized return an investor would have earned as of December 31, 2023 and March 31, 2024 if such investor invested in PSLP at its January 1, 2004 inception and converted its investment to PSH at its launch on December 31, 2012 (the “Conversion Date”) and (iii) under the heading “Annual Returns,” the historical net annual returns of each of the Affiliated Funds since their respective inceptions for the calendar years indicated. The columns titled “PSH Net Return,” “PSLP Net Return” and “PSIL Net Return” show the returns of PSH, PSLP and PSIL, respectively, after performance fees, management fees and other expenses incurred by each fund and are based on net amounts invested after deduction of any applicable sales load but before any taxes or tax withholding incurred by investors (“Net Returns”). The columns titled “Illustrative PSH Net Return,” “Illustrative PSLP Net Return” and “Illustrative PSIL Net Return” show hypothetical net returns an investor in the applicable Affiliated Fund would have earned if such Affiliated Fund had paid only a 2.0% management fee, which is equivalent to the management fee that will be charged by the Fund, and did not pay any incentive fees.

In the case of the graph shown under the heading “Cumulative Returns,” the line showing PSH/PSLP Net Return shows the cumulative Net Returns assuming an investor invested in PSLP up to the Conversion Date and converted its investment to PSH from and after the Conversion Date. The line showing PSH/PSLP Illustrative Net Return shows the hypothetical cumulative net returns an investor would have earned in PSLP up to the Conversion Date and PSH from and after the Conversion Date if such investor had paid only a 2.0% management fee, which is equivalent to the management fee that will be charged by the Fund, and did not pay any incentive fees.

The information presented under the heading “Extracted Performance Information: The Adviser’s Asymmetric Hedging Program” presents certain additional historical information about the Adviser’s asymmetric hedging program, including the relevant macroeconomic event, applicable time periods, hedging instrument utilized, investment and carrying costs, total proceeds and multiples of capital invested (gross and net of performance fees, management fees and other expenses). The Net Returns of PSLP and PSH, as applicable, during the time period the hedging strategy was in effect is also shown. Net Return for this purpose is determined a manner consistent with presentation elsewhere in this Appendix A. Such historical information about the Adviser’s asymmetric hedging program is reflective of specified hedging transactions utilized by the Affiliated

Funds and is not reflective of all hedging transactions utilized since the inception of each of the Affiliated Funds. In addition, such information is not necessarily indicative of strategies or instruments that will be utilized by the Fund and/or market or economic conditions under which the Fund will operate. There can be no assurance that an asymmetric hedging program, if any, implemented by the Fund will be successful.

None of the Affiliated Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), and, therefore, none of them are subject to the investment restrictions, leverage and derivative restrictions, diversification requirements and other regulatory requirements imposed on registered investment companies by the 1940 Act and on regulated investment companies by the U.S. Internal Revenue Code of 1986 the (“Code”). If any or all of the Affiliated Funds had been registered under the 1940 Act and/or operated as regulated investment companies under the Code, their respective returns might have been lower and their ability to undertake certain transactions or investments may have been restricted.

Annualized Returns

As of December 31, 2023

	PSH Net Return	PSLP Net Return	PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
1-Year (Annual)	26.7%	20.8%	20.6%	26.3%	24.4%	6.9%
5-Year	31.2%	25.3%	23.8%	15.7%	13.4%	6.1%
10-Year	13.6%	12.0%	11.4%	12.0%	9.2%	2.9%

As of March 31, 2024

	PSH Net Return	PSLP Net Return	PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
1-Year (Annual)	30.4%	23.0%	23.3%	29.9%	25.7%	9.7%
5-Year	24.9%	20.3%	18.9%	15.0%	12.6%	5.6%
10-Year	13.1%	11.5%	10.8%	12.9%	10.0%	3.1%

As of December 31, 2023

	PSH Net Return	Illustrative PSH Net Return	PSLP Net Return	Illustrative PSLP Net Return	PSIL Net Return	Illustrative PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
1-Year (Annual)	26.7%	29.3%	20.8%	23.3%	20.6%	22.9%	26.3%	24.4%	6.9%
3-Year	13.5%	15.4%	11.0%	13.1%	9.6%	11.3%	10.0%	7.8%	5.1%
4-Year	25.5%	29.3%	21.0%	25.1%	19.5%	23.3%	12.0%	9.9%	5.0%
5-Year	31.2%	34.4%	25.3%	28.8%	23.8%	27.1%	15.7%	13.4%	6.1%
6-Year	25.3%	27.6%	20.4%	23.1%	19.9%	22.3%	12.1%	9.4%	3.3%

As of March 31, 2024

	PSH Net Return	Illustrative PSH Net Return	PSLP Net Return	Illustrative PSLP Net Return	PSIL Net Return	Illustrative PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
1-Year (Annual)	30.4%	34.6%	23.0%	27.1%	23.3%	27.2%	29.9%	25.7%	9.7%
3-Year	13.3%	15.1%	10.7%	12.6%	10.0%	11.8%	11.5%	9.1%	5.4%
4-Year	26.6%	30.6%	21.6%	26.0%	20.3%	24.4%	21.3%	19.1%	9.7%
5-Year	24.9%	28.2%	20.3%	24.0%	18.9%	22.4%	15.0%	12.6%	5.6%
6-Year	28.5%	31.2%	22.6%	25.5%	22.1%	24.8%	14.1%	11.2%	3.7%

Since PSH Inception (December 31, 2012)

As of December 31, 2023

PSH Net Return	Illustrative PSH Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
13.2%	14.9%	13.7%	10.7%	3.6%

As of March 31, 2024

PSH Net Return	Illustrative PSH Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
13.6%	15.3%	14.4%	11.3%	3.8%

Since PSLP Inception (January 1, 2004)

As of December 31, 2023

PSLP Net Return	Illustrative PSLP Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
15.6%	18.5%	9.7%	8.3%	1.6%

As of March 31, 2024

PSLP Net Return	Illustrative PSLP Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
15.7%	18.6%	10.1%	8.7%	1.8%

Since PSIL Inception (January 1, 2005)

As of December 31, 2023

PSIL Net Return	Illustrative PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
13.4%	15.9%	9.6%	8.0%	1.6%

As of March 31, 2024

PSIL Net Return	Illustrative PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
13.6%	16.1%	10.1%	8.4%	1.7%

Cumulative Returns

As of December 31, 2023

As of March 31, 2023

Since PSLP Inception (January 1, 2004) and converted to PSH on the Conversion Date

As of December 31, 2023

PSLP/PSH Net Return	Illustrative PSLP/PSH Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
16.4%	19.2%	9.7%	8.3%	1.6%

As of March 31, 2024

PSLP/PSH Net Return	Illustrative PSLP/PSH Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
16.5%	19.4%	10.1%	8.7%	1.8%

Annual Returns

	PSH Net Return	PSLP Net Return	PSIL Net Return	S&P 500	MSCI World Index	HFRX Equity Hedge Index
2004		42.59%		10.9%	15.3%	2.2%
2005		39.93%	36.18%	4.9%	10.1%	4.2%
2006		22.54%	22.48%	15.8%	20.7%	9.2%
2007		22.01%	22.33%	5.6%	9.7%	3.2%
2008		-12.96%	-11.86%	-37.0%	-40.3%	-25.5%
2009		40.59%	41.21%	26.4%	30.8%	13.1%
2010		29.67%	21.68%	15.1%	12.5%	8.9%
2011		-1.12%	-2.01%	2.1%	-5.0%	-19.1%
2012		13.25%	12.36%	16.0%	16.6%	4.8%
2013	9.57%	9.69%	9.30%	32.4%	27.4%	11.1%
2014	40.39%	36.93%	36.96%	13.7%	5.6%	1.4%
2015	-20.53%	-16.21%	-16.49%	1.4%	-0.3%	-2.3%
2016	-13.46%	-9.60%	-10.11%	11.9%	8.1%	0.1%
2017	-4.01%	-1.58%	-3.18%	21.8%	23.0%	10.0%
2018	-0.65%	-1.21%	1.76%	-4.4%	-8.2%	-9.4%
2019	58.07%	44.14%	42.78%	31.5%	28.4%	10.7%
2020	70.23%	56.56%	55.09%	18.4%	16.5%	4.6%
2021	26.91%	22.89%	19.04%	28.7%	22.3%	12.1%
2022	-8.83%	-7.81%	-8.37%	-18.1%	-17.7%	-3.2%
2023	26.65%	20.81%	20.65%	26.3%	24.4%	6.9%

The S&P 500 is an unmanaged capitalization-weighted index that measures the performance of the large-capitalization segment of the U.S. market. The index includes 500 leading U.S. stocks representing all major industries.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index captures large and mid-capitalization representation across 23 developed markets countries.

HFRX Equity Hedge Index is constructed and maintained by Hedge Fund Research, Inc. HFRX Equity Hedge Index included funds that maintain long and short positions in primarily equity and equity derivative securities and employ a broad range of fundamental and quantitative techniques in their investment process.

These indices do not reflect any fees, expenses or sales loads. It is not possible to invest directly in an index. The volatility of the indices presented may be materially different from that of the performance of the Fund and/or the Affiliated Funds. In addition, the indices employ different guidelines and criteria than the Fund and the Affiliated Funds; as a result, the holdings in the Fund and the Affiliated Funds may differ significantly from the securities that comprise the indices. The indices allow for comparison of the Affiliated Funds’ performance with that of well-known, appropriate and widely recognized indices; the indices are not intended to be reflective or indicative of the Affiliated Funds’ or the Fund’s past or future performance.

Extracted Performance Information: The Adviser’s Asymmetric Hedging Program

Macroeconomic Event	Time Period	Hedging Instrument	Investment/ Carrying Costs	Total Proceeds(1)	Multiple of Capital(2)
					Gross	Net
Global Financial Crisis	2005-2009	CDS on Bond Insurers (Primarily MBIA)(3)	$64 million	$1.1 billion	17.5x	13.8x

COVID-19	2020	Index CDS on Investment Grade & High Yield Bonds(4)	$27 million	$2.6 billion	93.4x	77.8x

Rise in Interest Rates	Late 2020 - 2022	Out-of-the- money Interest Rate Swaptions	Initial 2-Year Tranche:(5) $112 million	$1.3 billion	11.3x	10.1x
			Subsequent 2-Year Tranche:(5) $196 million	$1.3 billion	6.5x	6.5x

(1)

“Total Proceeds” for interest rate swaptions represent the cash received from the sale of the investment and for credit default swaps and index credit default swaps represent the investment’s net profits.

(2)

“Multiple of Capital” is provided for illustrative purposes only and is not an indication of past or future returns of the Affiliated Funds or the Fund. “Net Multiple of Capital” reflects the net returns of the applicable transactions during relevant time period, including the deduction of allocable fund-related fees and operating expenses incurred by the respective funds during the relevant time period.

(3)

Includes the performance of selected credit default swaps (“CDS”) held by the Affiliated Funds in existence during the relevant time period (i.e., PSLP and PSIL, as PSH’s inception was on December 31, 2012, after the Subprime Mortgage Crisis). Other bond insurers include Assured Guaranty, Ambac, PMI Group, Financial Securities Assurance, XL Capital Assurance, and Radian Group.

(4)

Refers to CDS index hedges initiated in late February and early March of 2020. Subsequent to the February and March of 2020 hedging program, the Affiliated Funds maintained smaller positions in CDS index hedges throughout various periods in 2020 and 2021.

(5)

Initial tranche refers to 2-year payer swaptions initiated in early 2021 and subsequent tranche refers to 2-year payer swaptions initiated in early 2022. In addition to 2-year payer swaptions, the Affiliated Funds maintained smaller positions in various swaptions throughout 2020 - 2024.

Global Financial Crisis: PSLP Net Return vs S&P 500 - November 30, 2007 to June 30, 2009(1):

(1)	Duration of the Global Financial Crisis as defined by the U.S. National Bureau of Economic Research.

COVID 19: PSH Net Return vs S&P 500: December 31, 2019 to December 31, 2020:

Rise in Interest Rates: PSH Net Return vs S&P 500: December 31, 2021 to December 31, 2022:

APPENDIX B – PUBLIC COMPANY ENGAGEMENTS OF THE ADVISER

The list below reflects all of the long position portfolio companies and short positions (along with the year of initial investment), from the inception of PSLP (the Adviser’s first fund) on January 1, 2004 through March 31, 2024, in respect of which (a) the Adviser or any Affiliated Fund, as applicable, has designated a representative to the board, filed a Schedule 13D, Form 4 or a similar filing pursuant to the applicable law of another jurisdiction or has made a filing or notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; or (b) the Adviser has publicly recommended changes to the company’s strategy in an investment-specific white paper, letter or presentation. Past performance is not necessarily indicative of future results. There can be no assurance that the Adviser will be able to identify and make investments that are consistent with the Fund’s investment objective or generate attractive returns for the Common Shareholders. This information is not intended to represent the anticipated portfolio composition of the Fund or any anticipated portfolio holding. See “Risk Factors” beginning on page [38] of the prospectus for more information.

Long Positions
Wendy’s International, Inc.	2004
Sears Roebuck & Co.	2004
Plains Resources Inc.	2004
Atlantic Realty Trust, Inc.	2004
Sizeler Property Investors, Inc.	2004
McDonald’s Corporation	2005
Sears Canada Inc.	2005
Borders Group, Inc.	2006
Ceridian Corporation	2006
Target Corporation	2007
General Growth Properties, Inc.	2008
Longs Drug Stores Corporation	2008
EMC Corporation	2008
Landry’s Restaurants, Inc.	2009
The Howard Hughes Corporation	2010
Fortune Brands Home & Security Inc.	2010
Beam Inc.	2010
Alexander & Baldwin, Inc.	2010
J.C. Penney Company, Inc.	2010
Canadian Pacific Railway Limited	2011
Justice Holdings Ltd.	2011
The Procter & Gamble Company	2012
Burger King Worldwide Inc. (now known as Restaurant Brands International Inc.)*	2012
Platform Specialty Products Corporation	2013
Air Products & Chemicals, Inc.	2013
Federal National Mortgage Association	2013
Federal Home Loan Mortgage Corporation	2013
Zoetis Inc.	2014
Allergan, Inc.	2014
Valeant Pharmaceuticals International, Inc.	2015
Nomad Foods Ltd.	2015
Mondelez International, Inc.	2015
Chipotle Mexican Grill, Inc.	2016
Automatic Data Processing, Inc.	2017
Starbucks Corporation	2018
United Technologies Corporation	2018

B-1

Long Positions
Lowe’s Companies Inc.	2018
Hilton Worldwide Holdings Inc.	2018
Agilent Technologies Inc.	2019
Starbucks Corporation	2020
Pershing Square Tontine Holdings, Ltd.	2020
Universal Music Group N.V.	2021
Canadian Pacific Kansas City Limited	2021
Alphabet Inc.	2023
Pershing Square SPARC Holdings, Ltd.	2023

Short Positions
MBIA Inc.	2004
The Ambac Financial Group, Inc.	2005
Federal National Mortgage Association	2007
Federal Home Loan Mortgage Corporation	2007
Financial Securities Assurance	2007
Herbalife Ltd.	2012

*

The original investment was made in Justice Delaware Holding, Inc., (a predecessor to Burger Kind Worldwide Inc.). Represents the year of initial investment. In 2020, the Adviser (and its affiliated reporting persons) filed an initial Schedule 13D after previously filing a Schedule 13G with respect to the investment when it (along with its affiliated reporting persons) ceased to be eligible to file a Schedule 13G by virtue of the exemption under Section 13(d)(6)(B) of the Exchange Act.

B-2

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

The Fund’s audited statement of assets and liabilities as of [●], 2024 and statement of operations for the period from [●] to [●], 2024 and the notes thereto and report of independent registered public accountants thereon indicating that the Fund has met the net worth requirements of Section 14(a) of the 1940 Act are included in Part A. (+)

2.	Exhibits:

(a)(1) Certificate of Trust, dated November 28, 2023 (1)

(a)(2) Declaration of Trust of the Registrant, dated November 28, 2023 (1)

(a)(3) Certificate of Amendment, dated February 6, 2024 (1)

(b) Bylaws of the Registrant(+)

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f) Not Applicable

(g) Form of Investment Management Agreement between the Registrant and Pershing Square Capital Management, L.P. (the “Adviser”)(+)

(h) Form of Underwriting Agreement(+)

(i) Not Applicable

(j) Form of Custody Agreement(+)

(k)(1) Form of Administration Agreement(+)

(k)(2) Form of Transfer Agency Agreement(+)

(k)(3) Form of Expense Support and Conditional Reimbursement Agreement between the Registrant and the Adviser(+)

(l) Opinion and Consent of Richards, Layton & Finger, P.A. (+)

(m) Not Applicable

(n) Consent of Independent Registered Public Accounting Firm(+)

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable

(r)(1) Code of Ethics of Registrant and the Adviser(+)

(s) Filing fee table(1)

(t) Power of Attorney(+)

(*)	Filed herewith.
(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-276926), filed on February 7, 2024.
(+)	To be filed by subsequent amendment.

Item 26. Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement to be filed by further amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses*	$[●]
Independent Registered Public Accounting Firm Fees*	$[●]
New York Stock Exchange Listing Fees	$[●]
FINRA Fees	$[●]
Securities and Exchange Commission Filing Fees	$[●]
Miscellaneous*	$[●]
Total	$[●]

*	These amounts are estimates.

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

As of [●], 2024, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders
Common shares of beneficial interest, par value $[●] per share	[	●]

Item 30. Indemnification

Article [●] of the Registrant’s Amended and Restated Declaration of Trust provides as follows: [●]

Item 31. Business and Other Connections of the Adviser

The Adviser, a limited partnership organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Advisers Act of 1940 (Commission File No. 801-63688).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at [●] and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at [●].

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the later of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not Applicable.

3.	Not Applicable.

4.	(a)	For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

	(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not Applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 30th day of April, 2024.

Pershing Square USA, Ltd.

By:	/s/ Nicholas A. Botta
Nicholas A. Botta
Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following person in the capacity set forth below on April 30, 2024.

Signature	Title

/s/ Nicholas A. Botta	Trustee
Nicholas A. Botta

C-4